UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-2168
                                                     ---------------------

                            ACTIVA MUTUAL FUND TRUST
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                         2905 Lucerne Dr. SE, Suite 200
                        Grand Rapids, Michigan 49546-7116
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

  Allan D. Engel, President, Secretary, and Treasurer Activa Mutual Fund Trust
                          2905 Lucerne Dr SE, Suite 200
                        Grand Rapids, Michigan 49546-7116
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (616) 588-5380
                                                           -------------------

                  Date of fiscal year end: December 31
                                           ------------------

                  Date of reporting period: December 31, 2008
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS.
-------------------------------

The attached Annual Report to Shareholders was mailed on February 27, 2009.


ACTIVA

Activa Logo

ANNUAL REPORT
DECEMBER 31, 2008




ACTIVA VALUE FUND
   Sub-Adviser: Wellington Management Company, LLP

ACTIVA GROWTH FUND
   Sub-Adviser: BlackRock Capital Management, Inc.

ACTIVA INTERNATIONAL FUND
   Sub-Adviser: Tradewinds Global Investors, LLC

A selection of stock funds, managed by professional advisers, which are designed to help investors meet their financial goals.


Logo: Activa Mutual Funds

ACTIVA Mutual Funds Annual Report

Contents

                                                                            Page

SHAREHOLDER LETTER                                                             1

ACTIVA VALUE FUND                                                              2

ACTIVA GROWTH FUND                                                             4

ACTIVA INTERNATIONAL FUND                                                      6



ACTIVA Additional Information                                                  8



ACTIVA Officers and Trustees of the Funds                                      9



SCHEDULE OF INVESTMENTS

   Activa Value Fund                                                          11

   Activa Growth Fund                                                         16

   Activa International Fund                                                  20


                                                                            Page

STATEMENT OF ASSETS AND LIABILITIES                                           24

STATEMENT OF OPERATIONS                                                       25

STATEMENT OF CHANGES IN NET ASSETS                                            26

NOTES TO FINANCIAL STATEMENTS                                                 28



FINANCIAL HIGHLIGHTS                                                          34

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM                                                        37


The views and opinions in this report were current as of December 31, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the funds' future investment intent.



Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(800) 346-2670
WWW.ACTIVAFUNDS.COM

ANNUAL REPORT

DEAR SHAREHOLDER:

I am pleased to provide you with the Annual Report to Shareholders for the Activa Mutual Funds for the year ended December 31, 2008. The following pages include the sub-advisers' management discussions and performance reviews for the Funds.

In 2008, the previous year's market volatility became more persistent. The Federal Reserve continued to try and stabilize the economy by aggressively decreasing interest rates during the year, from 4.25% at the beginning of the year down to a range of 0.25% to 0.00% by year-end. The bulk of the volatility occurred in the second half of the year with credit markets and financial institutions in turmoil and talk of recession dominating the landscape. Equity market returns were negative, ending the year with double digit decreases for both domestic and international. The Dow Jones Industrial Average ended the year down 32%, while the broader markets, as measured by the Standard & Poor's 500 Index, ended the year down 37%. International stocks, as measured by the MSCI EAFE Index, also experienced double-digit negative returns by ending the year down 43%.

In subsequent pages to this Shareholders Report you will find the management discussion of fund performance by each of the Fund's Sub-Advisers. In addition you will find graphic illustrations and tables highlighting the diversification and significant holdings of each of the Funds.

We continue to welcome as shareholders the independent business owners of Amway Global who receive part of their profit-sharing bonus in the Value Fund. Whether you are a new or a continuing recipient of profit-sharing, we would encourage you to review your investment to make sure that the assets are allocated in a manner that best meets your investment objective.

Interested in establishing a Retirement Account? Activa offers Individual Retirement Accounts (IRAs) as well as Master Profit Sharing Plans. There is still time to contribute to an IRA for 2008. The IRA contribution limit for the 2008 tax-year increased by $1,000 to $5,000, although the catch-up contribution, for those investors 50 years and older, remains the same at $1,000. You have until April 15, 2009 to establish an IRA for 2008 tax year.

Both Traditional and Roth IRAs are available for investors who are eligible to participate. Traditional IRA contributions may be tax deductible and require withdrawals to begin at age 701/2. Passage of the Worker, Retiree, and Employer Recovery Act of 2008 (the "Act") allows IRA investors who are currently required to or would be required to begin withdrawing from their IRA to waive their 2009 withdrawal requirement. This means that investors are not required to take or start distributions from their retirement account for 2009. Roth IRAs are not tax deductible in the year of contribution but may grow tax-free. Roth IRAs have no mandatory withdrawal requirements and therefore are not subject to the Act discussed above. There are Internal Revenue Service eligibility requirements for both Traditional and Roth IRAs and those rules should be reviewed prior to investing. Please call us to discuss the IRA choices and receive additional information. Our web-site also offers financial calculators that may help you decide between a Traditional or Roth IRA.

We also offer a Master Profit Sharing Plan with a 401(k) feature for eligible participants designed for independent business owners. With the Master Profit Sharing Plan you may contribute a larger annual amount and help employees establish retirement savings accounts as well. Please contact us to discuss the Plan in more detail.

On behalf of the Activa Funds I want to thank you for your support of our Fund family. We will continue to make it our priority to bring you the highest level of quality and service. Please contact us toll free, (800) 346-2670, with any questions.


Sincerely,

/s/ Allan D. Engel

Allan D. Engel
President



                                             ACTIVA Mutual Funds Annual Report 1

ACTIVA Value Fund -- Wellington Management Company, LLP


MARKET COMMENT

U.S. equity markets suffered tremendous losses for the year ended December 31, 2008, finishing down 37.0% as measured by the Standard & Poor's 500 Index. What began as a U.S. subprime housing issue quickly spread to markets worldwide. During the year a number of unprecedented efforts were launched to help improve liquidity and stabilize deteriorating credit markets. In March, the U.S. Federal Reserve stepped in to sponsor the acquisition of Bear Stearns. In September, Fannie Mae and Freddie Mac were essentially nationalized, Lehman Brothers declared bankruptcy, Merrill Lynch was forced to merge with Bank of America, and Washington Mutual became the largest bank to fail in U.S. history.

Small cap stocks, while down measurably (-33.8%), held up better than both large cap stocks (-37.0%) and mid cap stocks (-36.2%), as measured by the Russell 2000 Index, the S&P 500, and the S&P MidCap 400, respectively.

Losses within the Russell 1000 Value Index were broad-based as all ten sectors posted negative results. Financials (-52.2%), Materials (-48.4%), Information Technology (-48.2%), and Industrials performed the worst, while traditionally defensive sectors like Consumer Staples (-17.1%) and Health Care (-20.0%) performed the best.

FUND REVIEW

Despite the highly volatile market environment, the Activa Value Fund was down 36.5%, slightly ahead of the benchmark, the Russell 1000 Value Index, which declined 36.9%.

The Sub-Adviser focuses on adding value through stock selection within industrial sectors; with sector weights managed within +/-3% of those of the Russell 1000 Value Index. The Sub-Adviser uses an internally-developed, quantitative analytical approach to complement fundamental security analysis research.

During the year, the Fund's investment approach produced positive benchmark-relative results in four of the ten broad market sectors. Stock selection within the Financials and Information Technology sectors was strong. Relative strength was modestly offset by weak stock selection within the Materials, Industrials, and Consumer Staples sectors.

Strong security selection in the Financials sector was additive to the Fund's relative returns. Top relative contributors were insurance company American International Group and diversified financial firm Citigroup. The Fund eliminated American International Group early in the third quarter, before shares plummeted on liquidity constraints and credit rating downgrades. Eliminating Citigroup prior to November's steep declines, also aided relative performance. The Fund also benefited from avoiding poorly performing benchmark constituents, Fannie Mae and Merrill Lynch. Despite the strong relative performance within the Financial sector and underweight exposure to this group relative to the Index, the Fund's top three absolute detractors were Financials. The sector plummeted on concerns over increased losses and a lack of capital and liquidity.

Within the Information Technology sector, Software and Services company Accenture aided relative performance. The stock price rose on news of higher-than-expected profits despite the weaker financial sector and U.S. economy.

Notable absolute contributors to the Fund were holdings within the Health Care sector, including Millennium Pharmaceutical, Amgen and Humana. Millennium Pharmaceutical skyrocketed after it announced that it would be acquired by Japan-based Takeda Pharmaceuticals. Shares of Amgen increased during the period, on positive, long awaited Phase 3 data for its osteoporosis drug in development, Denosumab.

Consumer Staples holdings underperformed during the period, due to poor performance from grocer Supervalu, whose shares fell when the company lowered its earnings guidance for 2009.

While the Fund benefited from a lower-than-benchmark allocation to the poorly performing Materials sector, our stock selection within the Materials and Industrials sectors detracted from the Fund's performance. Lower commodity prices and weak global demand weighed heavily on performance.


2 ACTIVA Mutual Funds Annual Report

ACTIVA Value Fund CONTINUED

PIE CHART:
INDUSTRY SECTOR HOLDINGS AS OF 12/31/08

INFORMATION TECHNOLOGY           5%
ENERGY                          17%
MATERIALS                        2%
INDUSTRIALS                     10%
CONSUMER DISCRETIONARY           7%
CONSUMER STAPLES                 8%
HEALTH CARE                     15%
FINANCIALS                      24%
TELECOMMUNICATION SERVICES       7%
UTILITIES                        5%



        TOP TEN HOLDINGS AS OF 12/31/08
      AS A PERCENT OF TOTAL INVESTMENTS
(The Fund's composition is subject to change)
EXXON MOBIL CORP. COM          6.2%
AT&T, INC.                     5.8%
WELLS FARGO COMPANY            3.6%
OCCIDENTAL PETROLEUM CORP.     2.9%
ACCENTURE LTD.                 2.9%
GENERAL ELECTRIC CO.           2.5%
PHILIP MORRIS                  2.4%
ACE LIMITED                    2.4%
AMGEN, INC.                    2.2%
JOHNSON & JOHNSON              2.2%

                                                AVERAGE ANNUAL TOTAL RETURN*
                                                   PERIODS ENDED 12/31/08
--------------------------------------------------------------------------------
                                        ONE YEAR        FIVE YEAR       TEN YEAR
ACTIVA VALUE FUND, CLASS A**            -36.45%          -0.65%           0.07%
RUSSELL 1000 VALUE INDEX***             -36.85%          -0.79%           1.36%
S&P 500 INDEX****                       -36.99%          -2.19%          -1.38%

LINE CHART:
                   GROWTH OF $10,000 IN THE ACTIVA VALUE FUND*
          Growth of an assumed $10,000 investment in Activa Value Fund from 12/31/98 through 12/31/08

          Activa Value Fund,     Russell 1000
Date                 Class A      Value Index       S&P 500 Index
12/31/98               10000            10000               10000
12/31/99                9330            10735               12104
12/31/00               10619            11488               11003
12/31/01                9870            10845                9693
12/31/02                8107             9162                7552
12/31/03               10407            11914                9717
12/31/04               12009            13878               10773
12/31/05               13027            14857               11302
12/31/06               15475            18162               13086
12/31/07               15851            18131               13804
12/31/08               10073            11450                8698

* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value. No adjustments have been made for any taxes payable by shareholders on distributions or the redemption of fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the Prospectus, Statement of Additional Information and the Financial Highlights at the end of this report. Performance data current to the most recent month end and the annualized expense ratio may be obtained upon request by calling 800-346-2670.

** Wellington Management Company, LLP, became the Fund's sub-adviser on December 30, 1999. Ark Asset Management was the Fund's sub-adviser from May 1, 1995 until December 30, 1999.

*** The Russell 1000 Value Index represents a composite of value stocks representative of the Fund's investment objectives and strategies which is compiled independently by the Frank Russell Company, and is not impacted by the Fund's operating expenses.

**** The Standard and Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.


                                             ACTIVA Mutual Funds Annual Report 3

ACTIVA Growth Fund -- BlackRock Capital Management, Inc.


PERFORMANCE SUMMARY

The U.S. equity market trended lower though the first half of 2008 as weakness in housing and the mortgage market, fear of recession, and sharply rising energy and commodity costs dominated investor attention. The credit market troubles which had begun in 2007 with subprime mortgages rapidly spread in September 2008 with a number of large and previously distinguished financial institutions failing (Lehman Brothers), being rescued by the government (AIG, Fannie Mae, Freddie Mac), or selling themselves as a last resort (Merrill Lynch, Washington Mutual).

Volatility rose to extreme levels as continued government intervention and stimulation grappled with massive deleveraging and flight to safety. The uncertainty of the credit crisis, combined with the lack of lending activity resulted in a sharp downturn in economic activity during the fall, guaranteeing a second consecutive decline in quarterly GDP. These factors combined to produce the largest annual loss for the S&P 500 Index since 1937. Investors in stocks found no safe haven, as sharp declines impacted all sectors, market capitalizations, and style segments. All sectors within the Russell 1000 Growth Index experienced double-digit declines as the Index dropped -38.44% in 2008. The portfolio declined -37.21% in this hostile investing environment, but outperformed the Russell 1000 Growth Index. Our sector positioning added significant value, as did stock selection in the health care and consumer discretionary sectors.

PORTFOLIO REVIEW

Sector allocation turned out to be critical in 2008 given the wide dispersion across sectors. The portfolio's emphasis on the more defensive health care and consumer staples sectors aided relative returns as these sectors delivered the strongest performance among all sectors within the Russell 1000 Growth Index. The portfolio's modest underweight to the energy sector also benefited the portfolio in the second half of the year.

Stock selection in the consumer discretionary sector contributed meaningfully to the portfolio's outperformance in 2008. Apollo Group Inc., an education provider which operates the University of Phoenix, surged higher during the second half of the year as rising unemployment has resulted in significant enrollment growth in the company's degree programs. While consumers cut back on spending during 2008 and became more price-sensitive, some companies were able to take advantage of this dynamic. Within consumer discretionary, Burger King Holdings, Kohl's Corp. and Ross Stores Inc. distinguished themselves in this environment and outperformed their peers. The Fund's top consumer staples holding, Wal-Mart Stores Inc., rose 20% during this difficult period for U.S. consumers, and was one of only two stocks in the Dow Jones Industrial Average to post a gain.

In health care, stock selection among both opportunistic and stable growth holdings contributed to the relative outperformance. On the opportunistic side, Gilead Sciences Inc. and Celgene Corp. both delivered positive returns despite the double-digit decline for the health care sector. Gilead and Celgene are both biotechnology companies with key therapies to treat HIV infection (Gilead) and bone marrow cancer (Celgene) and as a result proved somewhat recession-resistant. Johnson & Johnson and Abbott Laboratories, large diversified pharmaceuticals companies, also protected the portfolio and added value in 2008. Positive results in both health care and consumer discretionary overshadowed negative stock selection in information technology. Investments in the software industry detracted in 2008 as our higher growth holdings (Adobe Systems, Salesforce.com) sold off as investors feared the scope of the global recession.

PORTFOLIO POSITIONING AND OUTLOOK

While the turn of the calendar has brought renewed optimism to the market, we remain mindful of the myriad existing and potential landmines in our investment universe. As volatility moderates and investors look to selectively re-deploy cash into stocks after the indiscriminate selling in 2008, we believe fundamental analysis of individual stocks will be critical in the coming year. Our process continues to be built on bottom-up fundamental research, and our portfolio positioning reflects the outgrowth of those individual decisions rather than a top-down or macro-overlay. Recently we have been adding to our opportunistic holdings as we are finding greater performance potential from select domestically-oriented cyclicals. Many of these stocks were punished in 2007 and 2008 but we believe they will show upside earnings surprise in coming quarters. At year end, our most meaningful overweights were in the health care and telecommunication services sectors, while our most substantial underweights were in the information technology and industrials sectors.


4 ACTIVA Mutual Funds Annual Report

ACTIVA Growth Fund CONTINUED
PIE CHART:
INDUSTRY SECTOR HOLDINGS AS OF 12/31/08

CONSUMER DISCRETIONARY          10%
CONSUMER STAPLES                15%
ENERGY                           7%
FINANCIALS                       4%
HEALTH CARE                     20%
INDUSTRIALS                     11%
INFORMATION TECHNOLOGY          25%
MATERIALS                        3%
TELECOMMUNICATION SERVICES       3%
OTHER                            2%


      TOP TEN HOLDINGS AS OF 12/31/08
     AS A PERCENT OF TOTAL INVESTMENTS
(The Fund's composition is subject to change)
WAL-MART STORES, INC.          4.8%
QUALCOMM, INC.                 3.7%
CISCO SYSTEMS                  3.4%
DANAHER CORP.                  2.9%
PHILIP MORRIS                  2.9%
ABBOTT LABS                    2.8%
THE COCA COLA CO.              2.7%
GOOGLE, INC.                   2.6%
MICROSOFT                      2.5%
AMERICAN TOWER CORP.           2.2%

                                           AVERAGE ANNUAL TOTAL RETURN*
                                             PERIODS ENDED 12/31/08
--------------------------------------------------------------------------------
                                                                 SINCE INCEPTION
                                   ONE YEAR        FIVE YEAR        8/30/99
ACTIVA GROWTH FUND                  -37.21%          -2.24%          -5.51%
RUSSELL 1000 GROWTH INDEX**         -38.44%          -3.42%          -5.42%
S&P 500 INDEX***                    -36.99%          -2.19%          -2.32%

LINE CHART:
                  GROWTH OF $10,000 IN THE ACTIVA GROWTH FUND*
          Growth of an assumed $10,000 investment in Activa Growth Fund from 8/30/99 through 12/31/08: Includes all fees

                                      Russell 1000
Date        Activa Growth Fund        Growth Index         S&P 500 Index
8/30/99                  10000               10000                 10000
12/31/99                 11380               12252                 11173
12/31/00                 10136                9504                 10155
12/31/01                  7740                7562                  8947
12/31/02                  5132                5453                  6970
12/31/03                  6597                7075                  8969
12/31/04                  7231                7521                  9944
12/31/05                  7657                7917                 10432
12/31/06                  7948                8635                 12078
12/31/07                  9382                9655                 12741
12/31/08                  5891                5943                  8028

* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value. No adjustments have been made for any taxes payable by shareholders on distributions or the redemption of fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the Prospectus, Statement of Additional Information and the Financial Highlights at the end of this report. Performance data current to the most recent month end and the annualized expense ratio may be obtained upon request by calling 800-346-2670.

** The Russell 1000 Growth Index represents a composite of growth stocks representative of the Fund's investment objectives and strategies which is compiled independently by the Frank Russell Company, and is not impacted by the Fund's operating expenses.

*** The Standard and Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.


                                             ACTIVA Mutual Funds Annual Report 5

ACTIVA International Fund -- Tradewinds Global Investors, LLC

Equity markets ended 2008 with the worst annual performance in several decades. Markets across the globe, from the most developed of nations like the US and UK to developing nations like India and China witnessed unprecedented sell-offs, resulting in equity returns last seen during The Great Depression. As the ability of corporations to access attractive financing evaporated, global economic activity, and in particular the economies of the U.S., Japan and Europe, entered their first simultaneous recessions since World War II. In response to these developments, the world's largest Central Banks came rushing to the rescue by announcing trillions of dollars in bailouts in conjunction with several rate cuts. Despite these swift responses, consumer confidence and equity markets continued their rapid descents. As economies weakened, commodities came under immense pressure as the year played out. In particular, crude oil, after hitting an all time high of $147 in the middle of the year fell roughly 70% and ended the year at levels last seen in 2004. The only exceptions were gold and a few agricultural products such as sugar and cocoa. Volatility, as measured in the US by the VIX Index, broke several records during the year and hit an all time high of 80.86 in November. In the closing weeks of the quarter and year global equity markets rallied from very low bases, however, the second half of 2008 was truly a period where investors had "nowhere to hide".

In this environment, the portfolio significantly outperformed the benchmark MSCI EAFE index which declined by 43.1% for the period. Nonetheless, the portfolio posted a negative absolute return for the year, declining 30.5%. From a sector perspective, the largest contributors were our underweight in Financials and overweight in Telecommunications. From a regional perspective, Japanese, and to a lesser extent, British exposure were the greatest contributors. Finally, from a currency perspective, the most significant factors in the positive contribution were our underweight in the UK Pound and our overweight in Japanese Yen, which continued to strengthen versus the USD.

The Materials sector was the largest contributor to relative performance in the portfolio during the period, although returns were still very negative. We maintain a substantial overweight in the sector, across a spectrum of gold and other precious metals, base metals, and paper product companies. Though commodities, along with energy, were hit substantially during the period on a plethora of concerns about a global slowdown, the price of gold remained relatively flat. Late in the fourth quarter, many of our gold holdings rallied, aiding returns while our aluminum and platinum holdings detracted from returns.

Financials continued to lead many of the market headlines. From a sector perspective, the portfolio's significant underweight in Financials was a notable contributor to relative performance, despite our holdings posting a negative overall return. The significant drop in this sector has allowed us to continue to modestly increase our exposure from previous very low levels. We bought Societe Generale, the diversified French bank, during the period. The stock traded below 1x tangible book value, following both market weakness and concerns surrounding the bank's internal controls after a rogue trader generated substantial losses.

Both the Consumer Staples and the Industrials sectors added significantly to performance relative to the benchmark. While the holdings therein had mostly negative returns for the quarter, these paled in comparison to how these sectors performed in the index. In the Telecommunications sector, both our overweight and stock selection within the sector contributed to the outperformance.

While several of the holdings were down in absolute terms, these declines were substantially less than those of the sector and the benchmark. Chunghwa Telecom, a telecommunications service provider in Taiwan, and NTT, the Japanese integrated telecommunications provider were a couple of the larger contributors to performance, both within the sector and in the overall portfolio. Telecom Italia, on the other hand, was the worst performing holding in the sector.

The Energy sector was the largest detractor from performance. The portfolio has an overweight position in Energy, and the holdings therein declined along with the collapse in oil prices from the record highs seen in the summer. A couple of the portfolio's Canadian positions were under additional pressure for company specific reasons. OPTI Canada, an oil sands development company, and Suncor Energy, an integrated energy company and also focused on developing oil sands, saw significant declines of over 60% during the period. Both companies contended with concerns regarding respective capital positions, as credit markets were generally frozen.

A company that proved challenging for the portfolio was Premiere, a long held German paid television provider which was eliminated from the portfolio during the fourth quarter. As the largest individual detractor in the portfolio, the stock price declined dramatically in the last quarter of the year when the company issued a profit warning, revised down their number of subscribers and concerns about their ability to attain the rights to televise the Bundesliga games became questionable.

As discussed above, the portfolio's overweight to and security selection in Japan was the greatest contributor to performance from a regional perspective. The Japanese market was one of the better performing markets during the period, declining about 29%, and the portfolio's holdings in Japanese companies significantly outperformed that return.

In this volatile environment, capital preservation was much more difficult to achieve than in previous downturns. As always, we invest in a portfolio of businesses that we understand and believe are mispriced. As long-term investors, it is our job to distinguish news from noise and, while we monitor short-term developments, we step back so that we may better focus on comparative advantages. Our sector, country and capitalization weightings come as a byproduct of bottom-up analysis driven by our desire to buy quality companies at attractive valuations.

Pie chart:
INDUSTRY SECTOR HOLDINGS AS OF 12/31/08

Consumer Discretionary              13%
Consumer Staples                     8%
Energy                              11%
Finance                              6%
Health                               4%
Materials & Processing              22%
Producer Durables                    9%
Technology                           6%
Utilities                            4%
Telecommunications                  13%
Other                                4%

6 ACTIVA Mutual Funds Annual Report

ACTIVA International Fund CONTINUED

PIE CHART:

COUNTRY BREAKDOWN AS OF 12/31/08

Japan                        38%
France                       10%
Canada                        8%
United Kingdom                8%
United States                 8%*
South Africa                  6%
Republic of Korea             5%
Italy                         3%
Germany                       2%
Other                        12%



       TOP TEN HOLDINGS AS OF 12/31/08
      AS A PERCENT OF TOTAL INVESTMENTS
(The Fund's composition is subject to change)

SANOFI-AVENTIS - FRANCE                          3.7%
NEWMONT MINING CORP. - UNITED STATES             3.4%
ANGLOGOLD ASHANTI-SPON ADR - SOUTH AFRICA        3.2%
BARRICK GOLD CORP. - CANADA                      3.2%
DAI NIPPON PRINTING - JAPAN                      3.2%
ROYAL DUTCH SHELL ADR - UNITED KINGDOM           3.1%
NIPPON OIL CORP. - JAPAN                         3.0%
COCA-COLA WEST COMPANY - JAPAN                   2.8%
MABUCHI MOTOR CO. LTD. - JAPAN                   2.8%
TELECOM ITALIA - ITALY                           2.8%


                                             AVERAGE ANNUAL TOTAL RETURN**
                                                PERIODS ENDED 12/31/08
--------------------------------------------------------------------------------

                                                                 SINCE INCEPTION
                                      ONE YEAR       FIVE YEAR       8/30/99
ACTIVA INTERNATIONAL FUND***          -30.50%          3.67%         -0.55%
MSCI EAFE INDEX****                   -43.06%          2.10%          0.47%
S&P 500 INDEX*****                    -36.99%         -2.19%         -2.32%


LINE CHART:
              GROWTH OF $10,000 IN THE ACTIVA INTERNATIONAL FUND**
    Growth of an assumed $10,000 investment in Activa International Fund from
                   8/30/99 through 12/31/08: Includes all fees

Date      Activa International Fund         MSCI EAFE          S&P500
8/30/99            10000                      10000             10000
12/31/99           14200                      11800             11173
12/31/00           10605                      10153             10155
12/31/01            7534                       7999              8947
12/31/02            6011                       6747              6970
12/31/03            7928                       9389              8969
12/31/04            9022                      11333              9944
12/31/05           10247                      12922             10432
12/31/06           12298                      16393             12078
12/31/07           13658                      18299             12741
12/31/08            9493                      10419              8028

* United States securities represent 4.4% cash equivalents and approximately 3.4% Newmont Mining Corp. which is headquartered in the United States but has operations throughout the world in various countries.

** The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value. No adjustments have been made for any taxes payable by shareholders on distributions or the redemption of fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report. Performance data current to the most recent month end and the annualized expense ratio may be obtained upon request by calling 800-346-2670.

*** Tradewinds Global Investors, LLC, became the Fund's sub-adviser on April 1, 2005. Nicholas Applegate Capital Management was the Fund's sub-adviser from August 30, 1999 until March 31, 2005.

**** The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australia and Far East Index) represents an unmanaged index of over 1000 foreign common stock prices and is not impacted by the Fund's operating expenses.

***** The Standard and Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.

                                             ACTIVA Mutual Funds Annual Report 7

ACTIVA Additional Information

EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (none for Activa Funds) and (2) ongoing costs, including management fees; distribution 12b-1 fees; service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

ACTUAL EXPENSES
The first line of the table for each Fund below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table for each Fund below provides information, as required by applicable regulations of the Securities and Exchange Commission, about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Unlike some mutual funds, the Activa Funds do not charge transactional fees such as sales charges, redemption fees, or exchange fees.

                                                 EXPENSES PAID DURING THE PERIOD

                                                          Beginning      Ending          Expenses
                                                           Account       Account           Paid     Annualized
                                                            Value,        Value,          During      Expense
                                                           7/1/2008     12/31/2008        Period*     Ratio**
                                                          ---------     ----------      ---------   ----------
     Activa Value Fund Class A               Actual       $1,000.00      $710.80         $7.31         1.70%
                                       Hypothetical       $1,000.00     $1,016.45        $8.65         1.70%
     Activa Value Fund Class R               Actual       $1,000.00      $711.80         $6.45         1.50%
                                       Hypothetical       $1,000.00     $1,017.46        $7.64         1.50%
     Activa Growth Fund                      Actual       $1,000.00      $660.10         $7.64         1.83%
                                       Hypothetical       $1,000.00     $1,015.80        $9.32         1.83%
     Activa International Fund               Actual       $1,000.00      $718.70         $9.55         2.21%
                                       Hypothetical       $1,000.00     $1,013.89        $11.25        2.21%

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

** On January 9, 2009, the Michigan Business Tax was amended by providing an exemption for Regulated Investment Companies. The Trust made estimated tax payments for these taxes during the year ended December 31, 2008. A refund of these taxes will be received during 2009. The net effect of eliminating these expenses is a lower expense ratio than what is reported in the Expenses Paid During the Period table above. If these refunds had been received during the year ended December 31, 2008, the Value Fund Class A and Class R expense ratios would have been reduced by .21%, the Growth Fund expense ratio would have been reduced by .26% and the International Fund expense ratio would have been reduced by .48% from what is reported in the Expenses Paid During the Period table above.

OTHER INFORMATION
Proxy Voting Guidelines
The Funds exercise the voting rights associated with the securities held by the Funds under the proxy voting policy of the Funds. A description of those policies and procedures of the Fund and a record of the Funds' proxy votes for the year ended June 30, 2008 are available without charge, upon request, by calling 800-346-2670. They are also available on the Securities and Exchange Commission's (SEC) website at http://www.sec.gov.

Quarterly Filing of Portfolio Holdings
The Funds file their complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at http://www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Information included in the Funds' Form N-Q is also available upon request, by calling 800-346-2670.

8 ACTIVA Mutual Funds Annual Report

ACTIVA Officers and Trustees of the Funds

The business affairs of the Funds are managed under the direction of the Board of Trustees ("Board"). The following information as of December 31, 2008 pertains to the Officers and Trustees of the Funds or the Adviser or both, and includes their principal occupation during the past five years and their compensation as Trustee:


                                                                                                         NUMBER OF
                                                                                                         PORTFOLIOS      OTHER
                                                                                                           IN FUND      DIRECTOR-
     NAME AND                                             TERM OF                                         COMPLEX        SHIPS
      ADDRESS                                          OFFICE/YEARS           PRINCIPAL OCCUPATION       OVERSEEN BY    HELD BY
INTERESTED TRUSTEE             AGE      OFFICE HELD       SERVED                LAST FIVE YEARS           TRUSTEE       TRUSTEE
------------------             ---      -----------    ------------           --------------------       -----------    --------
James J. Rosloniec*            63    Trustee of the    Perpetual / 28      President, Chief Operating        3            None
2905 Lucerne SE,                     Fund                                  Officer, JVA Enterprises I,
Suite 200                                                                  LLC; President, Chief
Grand Rapids,                                                              Executive Officer and Director,
Michigan                                                                   Activa Holdings Corp.; President,
49546                                                                      Chief Executive Officer, of
                                                                           Activa Management Services,
                                                                           LLC; and President and
                                                                           Treasurer, Activa Mutual Fund
                                                                           Trust (1999-2002).

ADVISORY TRUSTEE
----------------
Joseph E. Victor, Jr.          61    Advisory Trustee  Perpetual /8        President and Chief Executive     3            None
2905 Lucerne SE,                     of the Fund                           Officer, Marker Net, Inc.
Suite 200                                                                  (Crown Independent Business
Grand Rapids,                                                              Owner affiliated with Amway Global)
Michigan 49546

DISINTERESTED TRUSTEES
----------------------
Donald H. Johnson              78    Trustee of the    Perpetual / 16      Retired, Former Vice              3            None
2905 Lucerne SE,                     Fund                                  President-Treasurer,
Suite 200                                                                  SPX Corporation.
Grand Rapids,
Michigan 49546

Walter T. Jones                66    Trustee of the    Perpetual / 17      Retired, Former Senior Vice       3            None
9837 Red Reef Court                  Fund                                  President-Chief Financial
Ft. Meyers,                                                                Officer, Prince Corporation
Florida 33919

Richard E. Wayman              74    Trustee of the    Perpetual / 11      Retired, Former Finance           3            None
24578 Rutherford                     Fund                                  Director, Amway Corporation.
Ramona, California 92065

OFFICER
-------
Allan D. Engel                 56    President,        Perpetual /  28     Vice President, Real Estate       N/A          N/A
2905 Lucerne SE,                     Secretary and                         Operations and Secretary-
Suite 200                            Treasurer of                          Activa Holdings Corp.; Vice
Grand Rapids,                        the Fund; President,                  President of Activa Management
Michigan                             and Secretary of                      Services, LLC; Trustee, Activa
49546                                the Investment                        Mutual Fund Trust (1999-2004);
                                     Adviser.                              and Vice President and Assistant
                                                                           Treasurer, Activa Mutual Fund
                                                                           Trust (1999-2002).

                                             ACTIVA Mutual Funds Annual Report 9

ACTIVA Officers and Trustees of the Funds continued

The following table contains information about the compensation that the Trustees received during the year ended December 31, 2008:

                                                   Pension or
                                                   Retirement
                                                   Benefits
                                                   Accrued as      Estimated Annual         Total
 Name of Person,                    Trustee          Part of           Benefits          Compensation
    Position                     Compensation     Fund Expenses    Upon Retirement     Paid to Trustees
---------------                  ------------     -------------    ----------------    ----------------
INTERESTED TRUSTEE
------------------
James J. Rosloniec*
Trustee                             $12,000            -0-               -0-              $12,000

ADVISORY TRUSTEE
----------------
Joseph E. Victor, Jr.
Advisory Trustee                    $12,000            -0-               -0-              $12,000

DISINTERESTED TRUSTEES
----------------------
Donald H. Johnson
Trustee                             $12,000            -0-               -0-              $12,000

Walter T. Jones
Trustee                             $12,000            -0-               -0-              $12,000

Richard E. Wayman
Trustee                             $12,000            -0-               -0-              $12,000


*Mr. Rosloniec is an interested person of the Fund inasmuch as he is an officer of Activa Holdings Corp. and Activa Management Services, LLC, which controls the Investment Adviser. He is also an officer of JVA Enterprises I, LLC , which may be deemed to control Activa Holdings Corp.

Fees paid to all Trustees during the year ended December 31, 2008, amounted to $60,000. Under the Administrative Agreement, the Investment Adviser pays the fees of the Interested Trustees of the Funds and the Funds pay the fees of the Disinterested and Advisory Trustees of the Fund. In addition, the Investment Adviser pays the salaries and fees of all of the Funds' officers who devote all or part of their time to the affairs of the Investment Adviser.

The Funds' Statement of Additional Information contains additional information about the Funds' Trustees. It is available, without charge, by writing or telephoning the Funds.

10 ACTIVA Mutual Funds Annual Report

ACTIVA Schedule of Investments
Value Fund - 12/31/08

                                                                            % of          Shares or                  Value
     Security Description                                            Investments          Par Value                (Note 2)
-------------------------                                            -----------          ---------          --------------
MONEY MARKET FUNDS - TAXABLE - 2.4%                                         2.4%
CUSTODIAN CASH SWEEP
     NORTHERN INSTITUTIONAL DIVERSIFIED ASSETS PORT.                                      1,382,967          $    1,382,967
                                                                                                             --------------

TOTAL MONEY MARKET FUNDS - TAXABLE (Cost $1,382,967)                                                              1,382,967
                                                                                                             --------------

COMMON STOCKS - 97.6%
AEROSPACE                                                                   1.1%
     ESTERLINE TECHNOLOGIES CORP.                                                            *3,500                 132,615
     HONEYWELL INTERNATIONAL, INC.                                                            9,800                 321,734
     LOCKHEED MARTIN CORP.                                                                    2,500                 210,200
                                                                                                             --------------
                                                                                                                    664,549
                                                                                                             --------------

AGRICULTURE                                                                 0.4%
     ARCHER-DANIELS-MIDLAND CO.                                                               8,900                 256,587
                                                                                                             --------------

AIRLINES                                                                    0.5%
     SOUTHWEST AIRLINES CO.                                                                  34,300                 295,666
                                                                                                             --------------

BANKING                                                                     5.8%
     COMERICA, INC.                                                                          11,960                 237,406
     HUDSON CITY BANCORP, INC.                                                                7,700                 122,892
     HUNTINGTON BANCSHARES, INC.                                                              7,800                  59,748
     TORONTO DOMINION BANK - ADR                                                              3,200                 114,784
     U.S. BANCORP                                                                            29,000                 725,290
     WELLS FARGO COMPANY                                                                     69,700               2,054,756
                                                                                                             --------------
                                                                                                                  3,314,876
                                                                                                             --------------

BUSINESS SERVICES                                                           2.0%
     MANPOWER, INC.                                                                          25,200                 856,548
     WESTERN UNION CORP.                                                                     20,900                 299,706
                                                                                                             --------------
                                                                                                                  1,156,254
                                                                                                             --------------

CHEMICALS                                                                   0.9%
     INTREPID POTASH, INC.                                                                   *6,100                 126,697
     MOSAIC CO/THE                                                                           11,400                 394,440
                                                                                                             --------------
                                                                                                                    521,137
                                                                                                             --------------

COMPUTERS                                                                   0.4%
     DELL, INC.                                                                             *20,100                 205,824
                                                                                                             --------------

CONSULTING                                                                  2.9%
     ACCENTURE LTD.                                                                          50,500               1,655,895
                                                                                                             --------------

CONSUMER GOODS & SERVICES                                                   0.8%
     HASBRO, INC.                                                                             8,600                 250,862
     NBTY, INC.                                                                             *13,000                 203,450
                                                                                                             --------------
                                                                                                                    454,312
                                                                                                             --------------

                                            ACTIVA Mutual Funds Annual Report 11
      The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments CONTINUED
Value Fund - 12/31/08

                                                                            % of          Shares or                  Value
     Security Description                                            Investments          Par Value                (Note 2)
-------------------------                                            -----------          ---------          --------------
CONTAINERS & PACKAGING                                                      0.2%
     GREIF, INC.                                                                              3,700          $      123,691
                                                                                                             --------------

COSMETICS                                                                   0.4%
     KIMBERLY-CLARK CORP.                                                                     4,400                 232,056
                                                                                                             --------------

DEFENSE                                                                     1.3%
     GENERAL DYNAMICS                                                                        12,900                 742,911
                                                                                                             --------------

DIVERSIFIED                                                                 2.7%
     FMC CORP.                                                                                1,900                  84,987
     GENERAL ELECTRIC & CO.                                                                  90,400               1,464,480
                                                                                                             --------------
                                                                                                                  1,549,467
                                                                                                             --------------

ELECTRIC UTILITY                                                            1.3%
     EDISON INTERNATIONAL                                                                     8,600                 276,232
     FIRSTENERGY CORP.                                                                        9,200                 446,936
                                                                                                             --------------
                                                                                                                    723,168
                                                                                                             --------------

ENERGY                                                                      3.7%
     CENTERPOINT ENERGY, INC.                                                                 8,400                 106,008
     NGR ENERGY, INC.                                                                       *12,800                 298,624
     NOBLE ENERGY, INC.                                                                       7,300                 359,306
     P G & E CORP.                                                                            5,300                 205,163
     UGI CORPORATION                                                                         47,800               1,167,276
                                                                                                             --------------
                                                                                                                  2,136,377
                                                                                                             --------------

ENTERTAINMENT                                                               1.6%
     WALT DISNEY COMPANY                                                                     39,500                 896,255
                                                                                                             --------------

FINANCIAL SERVICES                                                         12.2%
     AMERIPRISE FINANCIAL CORP., INC.                                                        21,700                 506,912
     ANNALY CAPITAL MANAGEMENT, INC.                                                         36,100                 572,907
     BANK OF AMERICA CORP.                                                                   66,112                 930,857
     CAPITAL ONE FINANCIAL                                                                   15,700                 500,673
     DISCOVER FINANCIAL SERVICES                                                             10,200                  97,206
     GOLDMAN SACH GROUP, INC.                                                                12,200               1,029,558
     JP MORGAN CHASE & CO.                                                                   26,600                 838,698
     M & T BANK CORP.                                                                         1,600                  91,856
     MARSH & MCLENNAN COS.                                                                   12,500                 303,375
     MORGAN STANLEY DEAN WITTER DISCOVERY                                                    31,100                 498,844
     NASDAQ OMX GROUP                                                                        *6,900                 170,499
     PNC FINANCIAL SERVICES GROUP                                                             5,800                 284,200
     STATE STREET CORP.                                                                       3,100                 121,923
     UNUM GROUP                                                                              20,200                 375,720
     INVESCO LTD.                                                                            50,400                 727,776
                                                                                                             --------------
                                                                                                                  7,051,004
                                                                                                             --------------

12 ACTIVA Mutual Funds Annual Report
The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments CONTINUED
Value Fund - 12/31/08

                                                                            % of          Shares or                  Value
     Security Description                                            Investments          Par Value                (Note 2)
-------------------------                                            -----------          ---------          --------------
FOOD PRODUCTS                                                               0.4%
     TYSON FOODS, INC. - CL A                                                                23,400          $      204,984
                                                                                                             --------------

FOOD PROCESSING                                                             0.6%
     GENERAL MILLS, INC.                                                                      5,300                 321,975
                                                                                                             --------------

HEALTH CARE                                                                 2.3%
     HEALTH NET, INC.                                                                        *8,400                  91,476
     HUMANA, INC.                                                                           *13,600                 507,008
     MCKESSON HBOC, INC.                                                                     19,200                 743,616
                                                                                                             --------------
                                                                                                                  1,342,100
                                                                                                             --------------

HOME BUILDERS                                                               0.4%
     CENTEX CORP.                                                                            13,300                 141,512
     KB HOME                                                                                  8,300                 113,046
                                                                                                             --------------
                                                                                                                    254,558
                                                                                                             --------------

INSURANCE                                                                   4.6%
     TRAVELERS COMPANIES, INC.                                                                8,700                 393,240
     ALLIED WORLD ASSURANCE CO.                                                              10,400                 422,240
     EVEREST RE GROUP LTD.                                                                    5,700                 433,998
     ACE LIMITED                                                                             26,000               1,375,920
                                                                                                             --------------
                                                                                                                  2,625,398
                                                                                                             --------------

MACHINERY & EQUIPMENT                                                       0.7%
     AGCO CORPORATION                                                                       *18,500                 436,415
                                                                                                             --------------

MANUFACTURING-CAPITAL GOODS                                                 0.3%
     TIMKEN CO.                                                                               8,100                 159,003
                                                                                                             --------------

MANUFACTURING-CONSUMER GOODS                                                0.1%
     LIZ CLAIBORNE, INC.                                                                     24,600                  63,960
                                                                                                             --------------

MANUFACTURING - MISCELLANEOUS                                               1.0%
     PARKER HANNIFIN CORP.                                                                   13,900                 591,306
                                                                                                             --------------

MEDICAL EQUIPMENT & SUPPLIES                                                2.9%
     FOREST LABORATORIES, INC.                                                               *6,628                 168,815
     JOHNSON & JOHNSON                                                                       21,200               1,268,396
     COVIDIEN LTD.                                                                            6,400                 231,936
                                                                                                             --------------
                                                                                                                  1,669,147
                                                                                                             --------------

                                            ACTIVA Mutual Funds Annual Report 13
      The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments CONTINUED
Value Fund - 12/31/08

                                                                            % of          Shares or                  Value
     Security Description                                            Investments          Par Value                (Note 2)
-------------------------                                            -----------          ---------          --------------
MEDICAL SERVICES                                                            2.2%
     AMGEN, INC.                                                                            *21,800          $    1,258,950
                                                                                                             --------------

METALS & MINING                                                             0.5%
     FREEPORT-MCMORAN COPPER                                                                  8,600                 210,184
     RELIANCE STEEL & ALUMINUM                                                                3,600                  71,784
                                                                                                             --------------
                                                                                                                    281,968
                                                                                                             --------------

OFFICE/BUSINESS EQUIPMENT & SUPPLIES                                        1.3%
     INTERNATIONAL BUSINESS MACHINES CORP.                                                    3,700                 311,392
     OFFICEMAX, INC.                                                                         57,900                 442,356
                                                                                                             --------------
                                                                                                                    753,748
                                                                                                             --------------

OIL & GAS EXPLOR PROD & SER                                                16.5%
     CHEVRON CORPORATION                                                                     16,719               1,236,704
     CONOCOPHILLIPS                                                                          10,900                 564,620
     ENCORE ACQUISITION CO.                                                                  *5,800                 148,016
     EXXON MOBIL CORP.                                                                       44,364               3,541,578
     HESS CORP.                                                                              18,700               1,003,068
     MDU RESOURCES GROUP, INC.                                                                6,200                 133,796
     MARATHON OIL CORP.                                                                      37,900               1,036,944
     OCCIDENTAL PETROLEUM CORP.                                                              28,000               1,679,720
     OIL STATES INTERNATIONAL, INC.                                                          *9,000                 168,210
                                                                                                             --------------
                                                                                                                  9,512,656
                                                                                                             --------------

PAPER PRODUCTS                                                              0.2%
     DOMTAR CORP.                                                                           *69,300                 115,731
                                                                                                             --------------

PHARMACEUTICALS                                                             7.6%
     BRISTOL-MYERS SQUIBB COMPANY                                                            26,800                 623,100
     ELI LILLY & CO.                                                                         32,000               1,288,640
     MERCK & COMPANY, INC.                                                                   23,800                 723,520
     PFIZER, INC.                                                                            17,600                 311,696
     WATSON PHARMACEUTICALS, INC.                                                           *10,900                 289,613
     WYETH                                                                                   29,900               1,121,549
                                                                                                             --------------
                                                                                                                  4,358,118
                                                                                                             --------------

RETAIL STORES                                                               6.0%
     BJ'S WHOLESALE CLUB, INC.                                                              *22,100                 757,146
     DOLLAR TREE, INC.                                                                        7,900                 330,220
     FOOT LOCKER, INC.                                                                        8,500                  62,390
     GAP, INC.                                                                               86,800               1,162,252
     SUPERVALU, INC.                                                                         16,600                 242,360
     WAL-MART STORES, INC.                                                                   16,400                 919,384
                                                                                                             --------------
                                                                                                                  3,473,752
                                                                                                             --------------

14 ACTIVA Mutual Funds Annual Report
The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments CONTINUED
Value Fund - 12/31/08

                                                                            % of          Shares or                  Value
     Security Description                                            Investments          Par Value                (Note 2)
-------------------------                                            -----------          ---------          --------------
REAL ESTATE INVESTMENT TRUST                                                1.0%
     DOVER CORPORATION                                                                       12,900          $      424,668
     LIBERTY PROPERTY TRUST                                                                   5,500                 125,565
                                                                                                             --------------
                                                                                                                    550,233
                                                                                                             --------------

TECHNOLOGY                                                                  0.3%
     AXIS CAPITAL HOLDINGS LTD.                                                               5,300                 154,336
                                                                                                             --------------

TOBACCO                                                                     2.4%
     PHILIP MORRIS INTERNATIONAL                                                             32,325               1,406,461
                                                                                                             --------------

TELECOMMUNICATIONS                                                          8.1%
     AT&T, INC.                                                                             116,345               3,315,833
     CENTURYTEL, INC.                                                                         3,900                 106,587
     ENTERGY CORP.                                                                            3,100                 257,703
     TIME WARNER                                                                             36,900                 371,214
     VERIZON COMMUNICATIONS                                                                  17,600                 596,640
                                                                                                             --------------
                                                                                                                  4,647,977
                                                                                                             --------------

TOTAL COMMON STOCKS (Cost $68,723,501)                                                                           56,162,805
                                                                                                             --------------

TOTAL INVESTMENTS - 100% (Cost $70,106,468)                                                                  $   57,545,772
                                                                                                             ==============


*Non-dividend producing as of December 31, 2008

                                            ACTIVA Mutual Funds Annual Report 15
      The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments
Growth Fund - 12/31/08

                                                                            % of          Shares or                  Value
     Security Description                                            Investments          Par Value                (Note 2)
-------------------------                                            -----------          ---------          --------------
MONEY MARKET FUNDS - TAXABLE - 0.6%                                         0.6%
CUSTODIAN CASH SWEEP
     NORTHERN INSTITUTIONAL DIVERSIFIED ASSETS PORT.                                        118,972          $      118,972
                                                                                                             --------------

TOTAL MONEY MARKET FUNDS - TAXABLE (Cost $118,972)                                                                  118,972
                                                                                                             --------------

COMMON STOCKS - 98.8%
AEROSPACE                                                                   2.7%
     HONEYWELL INTERNATIONAL, INC.                                                            9,219                 302,660
     NORTHROP GRUMMAN CORP.                                                                   4,500                 202,680
                                                                                                             --------------
                                                                                                                    505,340
                                                                                                             --------------

AIRLINES                                                                    2.4%
     DELTA AIR LINES, INC.                                                                  *17,800                 203,988
     EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.                                             6,976                 232,092
                                                                                                             --------------
                                                                                                                    436,080
                                                                                                             --------------

BANKING                                                                     1.0%
     WELLS FARGO COMPANY                                                                      6,400                 188,672
                                                                                                             --------------

BIOTECHNOLOGY                                                               5.5%
     CELGENE CORP.                                                                           *6,600                 364,848
     GENZYME CORPORATION                                                                     *4,600                 305,302
     GILEAD SCIENCES, INC.                                                                   *7,000                 357,980
                                                                                                             --------------
                                                                                                                  1,028,130
                                                                                                             --------------

BUSINESS SERVICES                                                           0.4%
     JANUS CAPITAL GROUP, INC.                                                                9,504                  76,317
                                                                                                             --------------

COMMUNICATIONS EQUIPMENT                                                    9.3%
     AMERICAN TOWER CORPORATION                                                             *13,838                 405,730
     CISCO SYSTEMS, INC.                                                                    *38,754                 631,690
     QUALCOMM, INC.                                                                          19,396                 694,959
                                                                                                             --------------
                                                                                                                  1,732,379
                                                                                                             --------------

COMMERCIAL SERVICES                                                         0.8%
     ECOLAB, INC.                                                                             4,200                 147,630
                                                                                                             --------------

COMPUTER SOFTWARE                                                           7.4%
     ACTIVISION BLIZZARD, INC.                                                              *29,600                 255,744
     ADOBE SYSTEMS, INC.                                                                     *7,959                 169,447
     MICROSOFT CORP.                                                                         24,000                 466,560
     ORACLE CORP.                                                                           *13,000                 230,490
     CHECK POINT SOFTWARE TECH                                                               12,700                 241,173
                                                                                                             --------------
                                                                                                                  1,363,414
                                                                                                             --------------

16 ACTIVA Mutual Funds Annual Report
The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments CONTINUED
Growth Fund - 12/31/08

                                                                            % of          Shares or                  Value
     Security Description                                            Investments          Par Value                (Note 2)
-------------------------                                            -----------          ---------          --------------
COMPUTER HARDWARE                                                           2.0%
     APPLE COMPUTER                                                                          *4,407          $      376,137
                                                                                                             --------------

CONSUMER GOODS & SERVICES                                                   6.1%
     CLOROX COMPANY                                                                           2,400                 133,344
     COCA-COLA CO.                                                                           11,033                 499,464
     MCDONALD'S CORP.                                                                         4,700                 292,293
     PEPSICO, INC.                                                                            3,700                 202,649
                                                                                                             --------------
                                                                                                                  1,127,750
                                                                                                             --------------

EDUCATION                                                                   2.0%
     APOLLO GROUP, INC. CL A                                                                 *4,900                 375,438
                                                                                                             --------------

ELECTRIC UTILITY                                                            1.5%
     EXELON CORP.                                                                             5,123                 284,890
                                                                                                             --------------

ELECTRONICS                                                                 1.3%
     PMC - SIERRA, INC.                                                                     *51,422                 249,911
                                                                                                             --------------

FINANCIAL SERVICES                                                          1.4%
     CME GROUP, INC.                                                                            400                  83,244
     JP MORGAN CHASE & CO.                                                                    5,600                 176,568
                                                                                                             --------------
                                                                                                                    259,812
                                                                                                             --------------

FOOD PRODUCTS                                                               1.5%
     KROGER CO.                                                                               4,800                 126,768
     SAFEWAY, INC.                                                                            6,200                 147,374
                                                                                                             --------------
                                                                                                                    274,142
                                                                                                             --------------

FOOD SERVICE                                                                1.2%
     BURGER KING HOLDINGS LTD.                                                                9,000                 214,920
                                                                                                             --------------

GOLD (PRECIOUS METALS)                                                      1.7%
     AGNICO-EAGLE MINES LTD.                                                                  6,200                 318,246
                                                                                                             --------------

HEALTH CARE                                                                 1.7%
     MEDCO HEALTH SOLUTIONS                                                                  *7,716                 323,378
                                                                                                             --------------

HOME BUILDERS                                                               0.5%
     D.R. HORTON, INC.                                                                       12,000                  84,840
                                                                                                             --------------

INDUSTRIAL GOODS & SERVICES                                                 0.9%
     FLUOR CORP.                                                                              3,700                 166,019
                                                                                                             --------------

                                            ACTIVA Mutual Funds Annual Report 17
      The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments CONTINUED
Growth Fund - 12/31/08

                                                                            % of          Shares or                  Value
     Security Description                                            Investments          Par Value                (Note 2)
-------------------------                                            -----------          ---------          --------------
INSTRUMENTATION                                                             1.1%
     THERMO ELECTRON CORP.                                                                   *5,900          $      201,013
                                                                                                             --------------

INSURANCE                                                                   1.2%
     TRAVELERS COMPANIES, INC.                                                                4,800                 216,960
                                                                                                             --------------

INTERNET CONTENT                                                            2.6%
     GOOGLE, INC. CL A                                                                       *1,579                 485,779
                                                                                                             --------------

MANUFACTURING-CAPITAL GOODS                                                 2.9%
     DANAHER CORP.                                                                            9,400                 532,134
                                                                                                             --------------

MEDICAL EQUIPMENT & SUPPLIES                                                3.2%
     C.R. BARD, INC.                                                                          1,500                 126,390
     JOHNSON & JOHNSON                                                                        5,400                 323,082
     HENRY SCHEIN, INC.                                                                      *3,900                 143,091
                                                                                                             --------------
                                                                                                                    592,563
                                                                                                             --------------

MEDICAL SERVICES                                                            1.5%
     MEDTRONIC, INC.                                                                          8,700                 273,354
                                                                                                             --------------

METALS & MINING                                                             0.6%
     FREEPORT-MCMORAN COPPER                                                                  4,659                 113,866
                                                                                                             --------------

NATURAL RESOURCES                                                           0.6%
     MASSEY ENERGY CO.                                                                        7,697                 106,142
                                                                                                             --------------

OFFICE/BUSINESS EQUIPMENT & SUPPLIES                                        1.8%
     HEWLETT-PACKARD                                                                          9,300                 337,497
                                                                                                             --------------

OIL & GAS EXPLOR PROD & SER                                                 6.1%
     EOG RESOURCES, INC.                                                                      5,830                 388,161
     EXXON MOBIL CORP.                                                                        4,200                 335,286
     SCHLUMBERGER LTD.                                                                        6,074                 257,113
     VALERO ENERGY CORP.                                                                      4,200                  90,888
     TRANSOCEAN LTD.                                                                          1,397                  66,008
                                                                                                             --------------
                                                                                                                  1,137,456
                                                                                                             --------------

PHARMACEUTICALS                                                             7.6%
     ABBOTT LABORATORIES                                                                      9,700                 517,689
     BRISTOL-MYERS SQUIBB COMPANY                                                            12,700                 295,275
     CUMMINS, INC.                                                                            7,100                 189,783
     TEVA PHARMACEUTICAL SPON. ADR                                                            3,200                 136,224
     UNITEDHEALTH GROUP, INC.                                                               *10,000                 266,000
                                                                                                             --------------
                                                                                                                  1,404,971
                                                                                                             --------------

18 ACTIVA Mutual Funds Annual Report
The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments CONTINUED
Growth Fund - 12/31/08

                                                                            % of          Shares or                  Value
     Security Description                                            Investments          Par Value                (Note 2)
-------------------------                                            -----------          ---------          --------------
RETAIL STORES                                                              10.7%
     AMAZON.COM, INC.                                                                        *4,100          $      210,248
     CVS CORP.                                                                                7,300                 209,802
     HOME DEPOT, INC.                                                                         3,700                  85,174
     KOHL'S CORP.                                                                           *10,034                 363,231
     ROSS STORES, INC.                                                                        7,530                 223,867
     WAL-MART STORES, INC.                                                                   15,874                 889,896
                                                                                                             --------------
                                                                                                                  1,982,218
                                                                                                             --------------

SEMICONDUCTORS                                                              0.5%
     LAM RESEARCH CORP.                                                                      *4,725                 100,548
                                                                                                             --------------

TECHNOLOGY-SOFTWARE                                                         0.9%
     SALESFORCE.COM, INC.                                                                    *5,497                 175,959
                                                                                                             --------------

TOBACCO                                                                     2.9%
     PHILIP MORRIS INTERNATIONAL                                                             12,255                 533,215
                                                                                                             --------------

TRANSPORTATION & SHIPPING                                                   0.5%
     UNITED PARCEL SERVICE, INC.                                                             *1,700                  93,772
                                                                                                             --------------

TELECOMMUNICATIONS                                                          1.7%
     AT&T, INC.                                                                               3,915                 111,577
     BROADCOM CORP. CL A                                                                    *12,000                 203,640
                                                                                                             --------------
                                                                                                                    315,217
                                                                                                             --------------

WASTE MANAGEMENT                                                            1.1%
     WASTE MANAGEMENT, INC.                                                                   6,100                 202,154
                                                                                                             --------------

TOTAL COMMON STOCKS - (Cost $23,172,901)                                                                         18,338,263
                                                                                                             --------------

WARRANTS - 0.1%                                                             0.1%
     RAYTHEON CO. WARRANTS EXPIRES 06/16/11                                                     628                   9,986
                                                                                                             --------------

TOTAL WARRANTS - (Cost $0.00)                                                                                         9,986
                                                                                                             --------------

MUTUAL FUNDS - 0.5%                                                         0.5%
FINANCIAL SERVICES
     CONSUMER STAPLES SELECT SECTOR SPDR FUND                                                 3,900                  93,093
                                                                                                             --------------

TOTAL MUTUAL FUNDS - (Cost $108,721)                                                                                 93,093
                                                                                                             --------------

TOTAL INVESTMENTS - 100% (Cost $23,400,594)                                                                  $   18,560,314
                                                                                                             ==============


*Non-dividend producing as of December 31, 2008

                                            ACTIVA Mutual Funds Annual Report 19
      The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments
International Fund - 12/31/08

                                                                            % of          Shares or                  Value
     Security Description                                            Investments          Par Value                (Note 2)
-------------------------                                            -----------          ---------          --------------
MONEY MARKET FUNDS - TAXABLE - 4.4%                                         4.4%
CUSTODIAN CASH SWEEP - UNITED STATES
     NORTHERN INSTITUTIONAL DIVERSIFIED ASSETS PORT.                                        736,577          $      736,577
                                                                                                             --------------

TOTAL MONEY MARKET FUNDS - TAXABLE (Cost 736,577)                                                                   736,577
                                                                                                             --------------

COMMON STOCKS - 95.6%
AEROSPACE                                                                   1.9%
     THALES SA - FRANCE                                                                       7,650                 317,173
                                                                                                             --------------

ALUMINUM                                                                    2.9%
     TOYO SEIKAN KAISHA LTD. - JAPAN                                                         23,600                 398,932
     ALUMINA LTD. - AUSTRALIA                                                                93,590                  90,673
                                                                                                             --------------
                                                                                                                    489,605
                                                                                                             --------------

APPAREL                                                                     1.8%
     WACOAL HOLDINGS CORP. - JAPAN                                                           23,000                 294,130
                                                                                                             --------------

AUTOMOTIVE PARTS & EQUIPMENT                                                2.4%
     MAGNA INTERNATIONAL, INC. CL A - CANADA                                                 13,570                 406,150
                                                                                                             --------------

BANKING                                                                     1.5%
     SUMITOMO TRUST & BANKING - JAPAN                                                        43,000                 244,820
                                                                                                             --------------

BEVERAGES - FOREIGN                                                         2.8%
     COCA-COLA WEST HOLDINGS CO., LTD. - JAPAN                                               22,000                 472,140
                                                                                                             --------------

BREWERY                                                                     1.7%
     KIRIN BREWERY CO., LTD. - JAPAN                                                         22,000                 285,469
                                                                                                             --------------

BUILDING PRODUCTS                                                           2.0%
     JS GROUP CORP. - JAPAN                                                                  21,600                 328,898
                                                                                                             --------------

COMPUTER STORAGE                                                            2.0%
     GEMALTO - NETHERLANDS                                                                  *13,188                 328,105
                                                                                                             --------------

CONSUMER GOODS & SERVICES                                                   7.1%
     FUJI PHOTO FILM - JAPAN                                                                 18,800                 404,502
     MABUCHI MOTOR CO. LTD. - JAPAN                                                          11,700                 476,365
     SEGA SAMMY HOLDINGS, INC. - JAPAN                                                       27,400                 312,910
                                                                                                             --------------
                                                                                                                   1,193,777
                                                                                                             --------------

COSMETICS                                                                   1.8%
     SHISEIDO CORP. - JAPAN                                                                  15,000                 302,052
                                                                                                             --------------

20 ACTIVA Mutual Funds Annual Report
The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments CONTINUED
International Fund - 12/31/08

                                                                            % of          Shares or                  Value
     Security Description                                            Investments          Par Value                (Note 2)
-------------------------                                            -----------          ---------          --------------
ELECTRIC UTILITY                                                            2.2%
     CENTRAIS ELETRICAS BRASILEIRAS S.A. - BRAZIL                                            14,750          $      157,383
     KOREA ELECTRIC POWER CORP. - SPON. ADR - KOREA                                          18,400                 213,624
                                                                                                             --------------
                                                                                                                    371,007
                                                                                                             --------------

ELECTRONICS                                                                 1.8%
     ROHM COMPANY LTD. - JAPAN                                                                5,900                 292,949
                                                                                                             --------------

ENERGY                                                                      1.1%
     SUNCOR ENERGY, INC. - CANADA                                                             9,628                 187,746
                                                                                                             --------------

FINANCIAL SERVICES                                                          2.5%
     SOCIETE GENERALE - FRANCE                                                               *1,875                  93,818
     TAKEFUJI CORP. - JAPAN                                                                  18,340                 146,510
     UBS AG REG. - SWITZERLAND                                                              *12,701                 181,624
                                                                                                             --------------
                                                                                                                    421,952
                                                                                                             --------------

FOREST PRODUCTS                                                             2.3%
     STORA ENSO OYJ `R' SHRS - FINLAND                                                       49,220                 377,626
                                                                                                             --------------

FOREIGN AGENCIES                                                            0.2%
     OPTI CANADA, INC. - CANADA                                                             *25,316                  36,922
                                                                                                             --------------

GOLD (PRECIOUS METALS)                                                      8.5%
     ANGLOGOLD ASHANTI - SPON. ADR - SOUTH AFRICA                                           *19,605                 543,255
     GOLD FIELDS LTD. - SPON. ADR - SOUTH AFRICA                                             12,850                 127,600
     GOLD FIELDS LTD. - SOUTH AFRICA                                                         30,720                 305,600
     LIHIR GOLD LTD. - PAPUA NEW GUINEA                                                     *86,420                 181,307
     NEWCREST MINING LTD. - AUSTRALIA                                                        10,221                 241,434
     NOVAGOLD RESOURCES, INC. - CANADA                                                      *16,750                  24,957
                                                                                                             --------------
                                                                                                                  1,424,153
                                                                                                             --------------

HOME BUILDERS                                                               1.6%
     SEKISUI HOUSE LTD. - JAPAN                                                              31,000                 266,115
                                                                                                             --------------

INDUSTRIAL CONGLOMERATES (ENERGY)                                           0.6%
     AREVA - CI - FRANCE                                                                        220                 107,022
                                                                                                             --------------

INSURANCE                                                                   1.9%
     MITSUI SUMITOMO INSUR. GROUP HOLDINGS, INC. - JAPAN                                     10,200                 313,439
                                                                                                             --------------

MANUFACTURING - MISCELLANEOUS                                               2.4%
     SIEMENS AG - GERMANY                                                                     5,384                 395,037
                                                                                                             --------------

                                            ACTIVA Mutual Funds Annual Report 21
      The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments CONTINUED
International Fund - 12/31/08

                                                                            % of          Shares or                  Value
     Security Description                                            Investments          Par Value                (Note 2)
-------------------------                                            -----------          ---------          --------------
MEDICAL EQUIPMENT & SUPPLIES                                                3.7%
     SANOFI-AVENTIS - FRANCE                                                                  9,740          $      614,605
                                                                                                             --------------

METALS & MINING                                                             4.8%
     LONMIN PLC - UNITED KINGDOM                                                              8,330                 109,079
     IVANHOE MINES LTD. - CANADA                                                            *18,440                  49,788
     NEWMONT MINING CORP. - UNITED STATES                                                    14,180                 577,126
     IMPALA PLATINUM HOLDINGS LTD. - SOUTH AFRICA                                             5,173                  75,595
                                                                                                             --------------
                                                                                                                    811,588
                                                                                                             --------------

OIL/GAS - EQUIPMENT & SVCS                                                  1.7%
     TECHNIP-COFLEXIP SA - FRANCE                                                             9,670                 293,132
                                                                                                             --------------

OIL & GAS EXPLOR PROD & SER                                                 4.7%
     NEXEN, INC. - CANADA                                                                     9,622                 169,155
     ROYAL DUTCH SHELL ADR-B - UNITED KINGDOM                                                10,089                 518,877
     SK TELECOM CO. LTD. ADR - KOREA                                                          5,801                 105,462
                                                                                                             --------------
                                                                                                                    793,494
                                                                                                             --------------

PETROLEUM-REFINING                                                          3.0%
     NIPPON OIL CORP. - JAPAN                                                               101,000                 498,146
                                                                                                             --------------

PRINTING & PUBLISHING                                                       3.2%
     DAI NIPPON PRINTING CO., LTD. - JAPAN                                                   50,000                 540,108
                                                                                                             --------------

PRECIOUS METALS                                                             3.2%
     BARRICK GOLD CORP. - CANADA                                                             14,564                 535,518
                                                                                                             --------------

RETAIL STORES                                                               1.5%
     SEVEN & I HOLDINGS COMPANY - JAPAN                                                      *7,300                 245,669
                                                                                                             --------------

TECHNOLOGY                                                                  0.9%
     LUCENT TECH. - FRANCE                                                                      453                 154,020
                                                                                                             --------------

TELECOMMUNICATIONS                                                         14.6%
     ERICSSON (LM) TEL. - SPON. ADR - SWEDEN                                                 22,360                 174,632
     KT CORP. - KOREA                                                                        29,710                 435,846
     ALCATEL-LUCENT - FRANCE                                                                *54,789                 116,739
     NIPPON TELEGRAPH & TELEPHONE CORP. ADR - JAPAN                                          17,298                 470,333
     TELECOM ITALIA - ITALY                                                                 431,300                 472,974
     BELGACOM SA - BELGIUM                                                                    8,230                 312,623
     VODAFONE GROUP PLC - UNITED KINGDOM                                                   *234,765                 469,057
                                                                                                             --------------
                                                                                                                  2,452,204
                                                                                                             --------------

22 ACTIVA Mutual Funds Annual Report
The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments CONTINUED
International Fund - 12/31/08

                                                                            % of          Shares or                  Value
     Security Description                                            Investments          Par Value                (Note 2)
-------------------------                                            -----------          ---------          --------------
WATER UTILITY                                                               1.3%
     UNITED UTILITIES GROUP PLC - UNITED KINGDOM                                            *25,215          $      227,069
                                                                                                             --------------

TOTAL COMMON STOCKS (Cost $22,988,893)                                                                           16,021,840
                                                                                                             --------------

TOTAL INVESTMENTS - 100% (Cost $23,725,470)                                                                  $   16,758,417
                                                                                                             ==============

*Non-dividend producing as of December 31, 2008

At December 31, 2008 the breakdown by country was:

                                                 % OF MARKET       ACTUAL
            COUNTRY                                 VALUE       MARKET VALUE
            -------                              -----------    ------------
            Australia                                  1.9%      $  332,106
            Belgium                                    1.9%         312,623
            Brazil                                     0.9%         157,382
            Canada                                     8.3%       1,410,236
            Finland                                    2.3%         377,626
            France                                    10.1%       1,696,509
            Germany                                    2.4%         395,037
            Italy                                      2.8%         472,975
            Japan                                     37.7%       6,293,486
            Republic of Korea                          4.5%         754,932
            Netherlands                                2.0%         328,105
            Papua New Guinea                           1.1%         181,307
            South Africa                               6.3%       1,052,051
            Sweden                                     1.0%         174,632
            Switzerland                                1.1%         181,624
            United Kingdom                             7.9%       1,324,083
            United States                              7.8%       1,313,703
                                                     -----      -----------
                                                     100.0%     $16,758,417
                                                     =====      ===========


                                            ACTIVA Mutual Funds Annual Report 23
      The accompanying notes are an integral part of these financial statements.

ACTIVA Statement of Assets and Liabilities

                                                                                                              International
As of December 31, 2008                                                     Value Fund        Growth Fund         Fund
                                                                           -----------       ------------     -------------
ASSETS
Investments at cost                                                        $70,106,468        $23,400,594       $23,725,470
                                                                           -----------       ------------     -------------
Investments at value                                                        57,545,772         18,560,314        16,758,417
Collateral for securities on loan                                            4,077,253          3,446,799         5,520,621
Receivables:
     Securities sold                                                                --                 --            60,768
     Investment income                                                         160,485             25,487            27,226
Other assets                                                                     2,519                 --             5,064
                                                                           -----------       ------------     -------------
Total Assets                                                                61,786,029         22,032,600        22,372,096
                                                                           -----------       ------------     -------------


LIABILITIES
Payables - affiliate:
     Advisory fees                                                              85,812             32,856            33,066
     Transfer agent fees                                                        49,851              1,248               954
     12b-1 fees                                                                 13,401              4,694             3,890
     Service fees                                                               35,755             11,734             9,725
Payables - general:
     Collateral for securities on loan                                       4,077,253          3,446,799         5,520,621
     Securities purchased                                                           --             61,829                --
Accrued expenses                                                                24,797             16,849            17,646
                                                                           -----------       ------------     -------------
Total Liabilities                                                            4,286,869          3,576,009         5,585,903
                                                                           -----------       ------------     -------------

NET ASSETS                                                                 $57,499,160        $18,456,591       $16,786,194
                                                                           ===========       ============     =============
SHARES OUTSTANDING                                                           9,811,891          3,257,000         3,307,690
                                                                           ===========       ============     =============
NET ASSET VALUE PER SHARE                                                                           $5.67             $5.07

Class A based on net assets of
$53,840,759 and 9,190,406
shares outstanding                                                               $5.86

Class R based on net assets of
$3,658,401 and 621,485
shares outstanding                                                               $5.89


24 ACTIVA Mutual Funds Annual Report
The accompanying notes are an integral part of these financial statements.

ACTIVA Statement of Operations
For the year ended December 31, 2008

                                                                                                              International
                                                                            Value Fund        Growth Fund         Fund
                                                                           -----------       ------------     -------------
INVESTMENT INCOME
Interest                                                                       $26,433            $16,321           $15,960
Dividends                                                                    2,039,721            276,462           817,705
Miscellaneous                                                                   19,211             10,448            32,322
                                                                           -----------       ------------     -------------
Total Investment Income                                                      2,085,365            303,231           865,987
                                                                           -----------       ------------     -------------

EXPENSES
Advisory fees                                                                  468,050            175,644           282,544
12b-1 fees                                                                      73,173             25,222            33,240
Service fees                                                                   180,492             58,600            75,525
Shareholder report                                                              50,010              3,826             3,610
Fund accounting fees                                                            53,568             42,322            45,784
Audit fees                                                                      31,916             31,916            33,998
Custodian fees                                                                  15,255             11,313            26,578
Insurance                                                                        7,939              2,467             4,017
Legal fees                                                                      11,017             11,017            11,433
Registration fees                                                                5,890              2,046             3,143
Michigan Business Tax                                                           73,885             30,915            81,080
Transfer agent fees                                                            196,019              4,924             3,660
Transfer agent fees - Class R                                                    9,668                 --                --
Trustee fees                                                                    14,240             14,240            14,240
                                                                           -----------       ------------     -------------
Total Expenses                                                               1,191,122            414,452           618,852
                                                                           -----------       ------------     -------------

Net Investment Income (Loss)                                                   894,243           (111,221)          247,135
                                                                           -----------       ------------     -------------


REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS,
     FOREIGN CURRENCY AND FUTURES CONTRACTS
     Net realized gain (loss) from security transactions                   (12,507,251)        (1,896,675)        2,158,457
     Net realized gain (loss) from foreign currency transactions                    --                 --           (84,577)
     Changes in net unrealized appreciation or
        (depreciation) of investments and foreign currency                 (22,231,765)        (8,929,335)      (11,029,118)
                                                                           -----------       ------------     -------------
Net Gain (Loss) from Investments, Foreign Currency and
     Futures Contracts                                                     (34,739,016)       (10,826,010)       (8,955,238)
                                                                           -----------       ------------     -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                                           ($33,844,773)      ($10,937,231)      ($8,708,103)
                                                                           ===========       ============     =============

                                            ACTIVA Mutual Funds Annual Report 25
      The accompanying notes are an integral part of these financial statements.

ACTIVA Statement of Changes in Net Assets

                                                                              VALUE FUND                   GROWTH FUND
                                                                         YEAR           YEAR          YEAR           YEAR
                                                                         ENDED          ENDED         ENDED          ENDED
Increase (Decrease) in:                                                12/31/08       12/31/07      12/31/08       12/31/07
                                                                      --------------------------   -------------------------
NET ASSETS FROM OPERATIONS
Net investment income (loss)                                             $894,243     $1,764,785     ($111,221)      ($48,245)
Net realized gain (loss) on investments                               (12,507,251)    12,337,013    (1,896,675)     3,315,279
Net increase (decrease) in unrealized appreciation                    (22,231,765)   (11,073,622)   (8,929,335)     1,200,264
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in net assets resulting from operations       (33,844,773)     3,028,176   (10,937,231)     4,467,298

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
     Class A                                                             (706,713)    (1,719,046)           --             --
     Class R                                                              (55,708)       (78,994)           --             --
Net realized gain from investment transactions:
     Class A                                                                  901     (6,667,917)           --             --
     Class R                                                                  (85)      (292,555)           --             --
                                                                      -----------    -----------   -----------    -----------
Total distributions to shareholders                                      (761,605)    (8,758,512)           --             --

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of shares:
     Class A                                                            2,679,527      2,921,683       360,522         92,063
     Class R                                                              962,266      1,563,838            --             --
Net  asset value of shares issued to shareholders
     in reinvestment of investment income and
     realized gain from security transactions:
     Class A                                                              688,975      8,245,599            --             --
     Class R                                                               55,792        371,549            --             --
Payment for shares redeemed:
     Class A (Note 5)                                                  (5,756,696)   (42,437,543)     (210,301)      (102,601)
     Class R                                                             (625,028)    (1,249,301)           --             --
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in net assets derived
     from capital share transactions                                   (1,995,164)   (30,584,175)      150,221        (10,538)
                                                                      -----------    -----------   -----------    -----------
Net Increase (Decrease) in Net Assets                                 (36,601,542)   (36,314,511)  (10,787,010)     4,456,760
Net Assets, beginning of year                                          94,100,702    130,415,213    29,243,601     24,786,841
                                                                      -----------    -----------   -----------    -----------
Net Assets, end of year                                               $57,499,160    $94,100,702   $18,456,591    $29,243,601
                                                                      ===========    ===========   ===========    ===========
NET ASSETS CONSIST OF:
     Capital                                                          $63,044,886    $65,040,049   $27,543,079    $27,392,859
     Undistributed net investment income (loss)                            38,859             --      (928,256)      (817,035)
     Return of capital                                                         --        (92,963)           --             --
     Undistributed net realized gain (loss) from investments            6,976,112     19,482,547    (3,317,952)    (1,421,277)
     Unrealized appreciation (depreciation) of investments
        and foreign currency                                          (12,560,697)     9,671,069    (4,840,280)     4,089,054
                                                                      -----------    -----------   -----------    -----------
                                                                      $57,499,160    $94,100,702   $18,456,591    $29,243,601
                                                                      ===========    ===========   ===========    ===========

TRANSACTIONS IN FUND SHARES
Shares sold:
     Class A                                                              310,678        297,777        44,550         10,843
     Class R                                                              116,500        156,459            --             --
Reinvested distributions:
     Class A                                                              123,473        897,236            --             --
     Class R                                                                9,963         40,211            --             --
Shares redeemed:
     Class A                                                             (723,115)    (4,505,039)      (27,799)       (12,453)
     Class R                                                              (81,393)      (122,945)           --             --
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in fund shares                                   (243,894)    (3,236,301)       16,751         (1,610)
Shares outstanding, beginning of year                                  10,055,785     13,292,086     3,240,249      3,241,859
                                                                      -----------    -----------   -----------    -----------
Shares outstanding, end of year                                         9,811,891     10,055,785     3,257,000      3,240,249
                                                                      ===========    ===========   ===========    ===========


26 ACTIVA Mutual Funds Annual Report
The accompanying notes are an integral part of these financial statements.

ACTIVA Statement of Changes in Net Assets continued

                                                                                                       INTERNATIONAL FUND
                                                                                                      YEAR           YEAR
                                                                                                      ENDED          ENDED
Increase (Decrease) in:                                                                             12/31/08       12/31/07
                                                                                                    ------------------------
NET ASSETS FROM OPERATIONS
Net investment income (loss)                                                                          $247,135       $384,013
Net realized gain (loss) on investments                                                              2,073,880      6,315,119
Net increase (decrease) in unrealized appreciation                                                 (11,029,118)    (1,937,350)
                                                                                                  ------------    -----------
Net increase (decrease) in net assets resulting from operations                                     (8,708,103)     4,761,782

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
     Class A                                                                                          (158,429)      (374,394)
     Class R                                                                                                --             --
Net realized gain from investment transactions:
     Class A                                                                                        (3,873,276)    (5,251,891)
     Class R                                                                                                --             --
                                                                                                  ------------    -----------
Total distributions to shareholders                                                                 (4,031,705)    (5,626,285)

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of shares:
     Class A                                                                                           249,520        384,278
     Class R                                                                                                --             --
Net  asset value of shares issued to shareholders in reinvestment of investment income and realized gain from security transactions:
     Class A                                                                                         4,025,740      5,626,173
     Class R                                                                                                --             --
Payment for shares redeemed:
     Class A (Note 5)                                                                              (22,368,642)      (233,495)
     Class R                                                                                                --             --
                                                                                                  ------------    -----------
Net increase (decrease) in net assets derived
     from capital share transactions                                                               (18,093,382)     5,776,956
                                                                                                  ------------    -----------
Net Increase (Decrease) in Net Assets                                                              (30,833,190)     4,912,453
Net Assets, beginning of year                                                                       47,619,384     42,706,931
                                                                                                  ------------    -----------
Net Assets, end of year                                                                            $16,786,194    $47,619,384
                                                                                                  ============    ===========
NET ASSETS CONSIST OF:
     Capital                                                                                       $25,186,586    $43,279,969
     Undistributed net investment income (loss)                                                       (906,259)      (948,786)
     Return of capital                                                                                      --             --
     Undistributed net realized gain (loss) from investments                                          (526,464)     1,226,752
     Unrealized appreciation (depreciation) of investments
        and foreign currency                                                                        (6,967,669)     4,061,449
                                                                                                  ------------    -----------
                                                                                                   $16,786,194    $47,619,384
                                                                                                  ============    ===========

TRANSACTIONS IN FUND SHARES
Shares sold:
     Class A                                                                                            26,843         37,929
     Class R                                                                                                --             --
Reinvested distributions:
     Class A                                                                                           823,260        594,733
     Class R
Shares redeemed:
     Class A                                                                                        (2,446,618)       (21,925)
     Class R                                                                                                --             --
                                                                                                  ------------    -----------
Net increase (decrease) in fund shares                                                              (1,596,515)       610,737
Shares outstanding, beginning of year                                                                4,904,205      4,293,468
                                                                                                  ------------    -----------
Shares outstanding, end of year                                                                      3,307,690      4,904,205
                                                                                                  ============    ===========


                                            ACTIVA Mutual Funds Annual Report 27
      The accompanying notes are an integral part of these financial statements.

ACTIVA Notes to Financial Statements

1.  ORGANIZATION

Activa Mutual Fund Trust (Trust) was organized as a
Delaware statutory trust on February 2, 1998. The trust is an open-end management investment company registered under the Investment Company Act of 1940 and consists of three funds. The funds are: the Activa Value Fund (Value
Fund), the Activa Growth Fund (Growth Fund) and the Activa International Fund (International Fund) and are collectively referred to as the Funds. The Intermediate Bond Fund was terminated on July 18, 2008. The Value Fund is the successor to Amway Mutual Fund.

2.  INVESTMENT OBJECTIVES

The Value Fund's investment objective is to seek long-term capital appreciation, and invests primarily in common stocks of U.S. companies which are considered by the investment manager to be undervalued.

The Growth Fund seeks long-term growth of capital, and invests primarily in common stocks believed by the investment manager to have long-term growth potential.

The International Fund seeks maximum long-term capital appreciation. The International Fund invests primarily in common stocks of non-U.S. companies which the Fund believes to be undervalued by the marketplace with above-average potential for capital appreciation.

Classes of Shares

The Value Fund offers two classes of shares (Class A and Class R). The Class R shares are offered to tax-exempt retirement and benefit plans of Amway Global and its affiliates, and are not subject to any sales charges or 12b-1 distribution fees. All other Funds issue a single class of shares. Each share for all of the Funds, including Class A and Class R of the Value Fund represents an equal proportionate interest in their respective Fund and, generally, will have identical voting, dividend, liquidation, and other rights and the same terms and conditions. Each class and Fund will have exclusive voting rights with respect to matters affecting only that class or Fund. Each class and Fund bears different distribution, shareholder servicing and transfer agent expenses. Income, non-class specific expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares or Fund based upon its relative net assets. Each Fund has authorized an unlimited number of shares.

3.  SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Net asset values per share are calculated at the close of business on the New York Stock Exchange, usually 4:00 PM Eastern time on each business day on which that exchange is open. Investments in securities listed or admitted to trading on a national securities exchange are valued at their last reported sale price before the time of valuation. If a security is traded only in the over-the-counter market, or if no sales have been reported for a listed security on that day, it is valued at the mean between the current closing bid and ask prices. Short-term securities maturing within 60 days are valued at amortized cost, which approximates fair value. Portfolio debt securities with remaining maturities greater than 60 days are valued by pricing agents approved by the Board of Trustees. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. Securities for which market quotations are not readily available, including any restricted securities (none at December 31, 2008), and other assets of the Funds are valued at fair market value as determined by the Funds' Board of Trustees.

Derivative Transactions

The Funds may trade in derivative contracts to hedge portfolio holdings and for investment purposes. Hedging activities are intended to reduce various risks associated with fluctuations in foreign currency exchange rates. When entering into a forward currency contract, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. A Fund's net equity in the contracts is included as unrealized gains or losses in the Statement of Operations. This unrealized gain or loss is the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The current year change in unrealized gains and losses and realized gains and losses are included in the Statement of Operations. These instruments involve market risk, credit risk, or both kinds of

28 ACTIVA Mutual Funds Annual Report

ACTIVA Notes to Financial Statements continued

risk, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and security values and interest rates. There were no forward foreign currency exchange contracts during the year ended December 31, 2008.

Futures Contracts

The Funds may use futures contracts to manage its exposure to the stock and bond markets. Buying futures tends to increase a Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount and market value of any open futures contracts at year end is shown at the end of the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at year end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Gains or losses are realized upon the expiration or closing of the futures contracts and are included in the Statement of Operations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. There were no future contracts during the year ended December 31, 2008.

Security Transactions

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Original issue discounts are accreted and premium is amortized on debt securities to interest income over the life of a security with a corresponding adjustment in the cost basis. Realized gains and losses from security transactions and unrealized appreciation and depreciation of investments are reported on a specific identification basis. Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend date.

Foreign Currency Translation

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Net realized gains and losses from foreign currency and investment transactions disclosed in the Statement of Operations consist of net gains and losses on disposition of foreign currency, currency gains and losses realized between trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the amount actually received in U.S. dollars. Net unrealized foreign exchange gains and losses arise from changes in fair values of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates. The effects of foreign currency exchange rates on foreign securities held are included in net realized and unrealized gain or loss on investments.

Security Lending

The Funds lend portfolio securities from time to time in order to earn additional income. The income recorded as a result of securities lending transactions is included in miscellaneous income in the Statement of Operations. The Funds receive collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintain collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At December 31, 2008, the value of the securities loaned and the collateral received were as follows:

                             Value of the         Collateral
Fund                     Securities Loaned          Received
----                     -----------------        ----------
Value                            3,975,995         4,077,253
Growth                           3,368,329         3,446,799
International                    5,323,740         5,520,704

                                            ACTIVA Mutual Funds Annual Report 29

ACTIVA Notes to Financial Statements continued

The cash collateral received by the Funds is recorded as an asset and liability in the Statement of Assets and Liabilities.

Fair Value Measurements

Effective January 1, 2008, the Funds adopted SFAS No. 157, Fair Value Measurements (SFAS 157). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The three levels of the fair value hierarchy are as follows:

     o    Level 1 - quoted prices in active markets for identical investments

     o Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

     o Level 3 - significant unobservable inputs (including the Funds' own assumption in determining the fair value of investments)

The inputs or methodology used in valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the inputs used to value the Funds' investments provided by the Fund Accountant as of December 31, 2008 is as follows:

                                                (Level 2)
                                                    Other     (Level 3)
                                  (Level 1)   Significant   Significant
                Investment           Quoted    Observable  Unobservable
Fund            Category             Prices        Inputs        Inputs        Total
----            ----------        ---------   -----------  ------------        -----

Value           Investments      57,545,772            --            --   57,545,772
                in Securities
Value           Other                    --            --            --           --
                Financial
                Instruments*
Growth          Investments      18,560,314            --            --   18,560,314
                in Securities
Growth          Other                    --            --            --           --
                Financial
                Instruments*
International   Investments      16,758,417            --            --   16,758,417
                in Securities
International   Other                    --            --            --           --
                Financial
                Instruments*
* Other financial instruments may include options, futures, swaps and forward foreign currency contracts.

Income Taxes

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from substantially all federal income taxes. Foreign and State taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividend Distributions

The Value Fund, Growth Fund and International Fund declare and distribute dividends and capital gains (if any) annually.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Standards

On January 1, 2007, the Funds adopted the provisions of FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes, an Interpretation of FASB No. 109" (FIN 48). FIN 48 provides recognition criteria and a related measurement model for tax positions taken by companies. In accordance with FIN 48, a tax position is a position in a previously filed tax return or a position expected to be taken in a future tax filing that is reflected in measuring current or deferred income tax assets and liabilities. Tax positions are required to be recognized only when it is more likely than not (likelihood of greater than 50%), based solely on the technical merits, that the position will be sustained upon examination. Tax positions that meet the more likely than not threshold should be measured using a probability weighted approach as the largest amount of tax benefit that is greater than 50% likely of being realized upon settlement. The Funds have reviewed their tax positions and determined that there



30 ACTIVA Mutual Funds Annual Report

ACTIVA Notes to Financial Statements continued

are no uncertain tax positions. Accordingly, there have not been any adjustments made to these financial statements related to FIN 48.

4. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into investment advisory agreements with Activa Asset Management LLC (the Adviser), effective June 11, 1999. The Funds employ the Adviser to provide investment advice and manage on a regular basis the investment portfolios for the Funds. Except when otherwise specifically directed by the Funds, the Adviser will make investment decisions on behalf of the Funds and place all orders for the purchase and sale of portfolio securities for the Funds' accounts. The Adviser is permitted to enter into an agreement with another advisory organization (sub-adviser), whereby the sub-adviser will provide all or part of the investment advice and services required to manage the Funds' investment portfolios as provided for in these agreements. In return for these services, the Funds pay the Adviser an annual rate as follows:

FUND                 % OF AVERAGE NET ASSETS
----                 -----------------------
Value                .60% on first $100 million; .50% on assets in excess of
                     $100 million; the minimum annual fee shall be $350,000 plus
                     .20% of average net assets not to exceed .65%; the minimum base fee of $350,000 was waived for the year ended December
                     31, 2008.

Growth .70% on first $25 million; .65% on next $25 million; .60% on assets in excess of $50 million

International        .85% on first $50 million; .75% on assets in excess of $50 million


As permitted by the above agreements, the Adviser has retained the following sub-advisers:

FUND                 SUB-ADVISER
----                 -----------
Value                Wellington Management Company, LLP

Growth               BlackRock Capital Management, Inc.

International        Tradewinds Global Investors, LLC*

* Tradewinds Global Investors, LLC, became sub-adviser for the International Fund effective April 1, 2005. Prior to that agreement, sub-advisory services were provided by Nicholas Applegate Capital Management.

Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Value Fund, Growth Fund and International Fund have entered into a Plan and Agreement of Distribution with Activa Asset Management LLC. Under the terms of the agreement, Activa Asset Management LLC provides services in connection with distributing the Funds' shares (except Value Fund Class R). For these services rendered, the Funds compensate Activa Asset Management LLC monthly at a maximum annual rate of up to .25 of 1% of the average net assets of the Funds. For the year ended December 31, 2008 the Board of Trustees approved an annual rate of .10 of 1% of average net assets.

The Trust has a transfer agency and dividend disbursing agency agreement with Activa Asset Management LLC. Under this agreement, Activa Asset Management LLC is the agent for transfer of the Funds shares and disbursement of the Funds distributions. For these services, the Value (Class A), Growth and International Funds pay a monthly fee based upon $2.00 per account in existence during the month. The transfer agent is compensated by the Value Fund (Class R) at a monthly rate of 1/12 of .20% (.20% annually) of average net assets.

On June 11, 1999, as amended on June 3, 2004 and February 12, 2008, the Trust has entered into an administrative agreement with Activa Asset Management LLC. Under the terms of the agreement Activa Asset Management LLC acts as administrator for the Funds. As administrator of the Funds, Activa Asset Management LLC furnishes office space and office facilities, equipment and personnel, as well as provides services relating to compliance, tax and financial service requirements. For these services, the administrator



                                            ACTIVA Mutual Funds Annual Report 31

ACTIVA Notes to Financial Statements continued

was compensated quarterly by each Fund at an annual rate of .15 of 1% of average daily net assets through February 28, 2008. Effective March 1, 2008, the rate is ..25% of 1% of average daily net assets on the first $150,000,000 and .15% of 1% on the excess.

On July 9, 1999 the Trust entered into a Fund Accounting Agreement with Citi Fund Services Ohio, Inc. (Fund Accountant). As stated in the agreement, the Fund Accountant is responsible for the maintenance of books and records, performance of daily accounting services, providing the Funds' management with information for the preparation of monthly financial statements and certain information necessary for meeting compliance requirements. The Fund Accountant is compensated by each Fund based upon an annual fee of $35,000 for assets up to $100 million; $50,000 for assets between $100 million and $1 billion; and $75,000 for assets in excess of $1 billion. In addition, each Fund pays the Fund Accountant an annual fee of $2,500 for portfolio accounting reports provided to adviser personnel through internet access.

Two families, which own (directly or indirectly) the majority of the shares outstanding of each Fund, also indirectly own 100% of the Adviser.

5.  INVESTMENT TRANSACTIONS

At December 31, 2008, the cost of investments owned by the Value Fund was $70,378,606 for federal income tax purposes. Aggregate gross unrealized appreciation on securities in which there was an excess of market value over tax cost was $1,999,651. Aggregate gross unrealized depreciation on securities in which there was an excess of tax cost over market value was $14,832,486. Net unrealized depreciation for tax purposes was $12,832,835, at December 31, 2008.

The unrealized appreciation (depreciation) at October 31, 2008 based upon cost of both long-term and short-term securities for the Funds that have elected an October 31st year-end for federal income tax purposes were as follows:


                                                      Net      Cost for
                   Gross            Gross      unrealized       federal
              unrealized       unrealized    appreciation    income tax
Fund        appreciation     depreciation   (depreciation)     purposes
----        ------------     ------------   -------------    ----------

Growth           437,497        5,252,376      (4,814,879)   24,221,080
International    160,073      (10,052,451)     (9,892,378)   25,055,401

Accumulated capital losses noted below represent net capital loss carryforwards for federal income tax purposes, as of December 31, 2008, that may be available to offset future realized gains and thereby reduce future taxable gains distributions. Each Fund's tax-basis for capital gains and losses are determined only at the end of each fiscal year. The table below shows the expiration dates of the capital loss carryovers.

Fund      December 31, 2010     December 31, 2011     December 31, 2016
----      -----------------     -----------------     -----------------

Value                    --                    --            12,235,939
Growth            1,331,773             1,828,921               905,676
International            --                    --                    --

For the year ended December 31, 2008, each Fund purchased and sold securities, excluding short-term securities, in the following amounts:

            U.S. Government Obligations       Other Securities
Fund          Purchases         Sales      Purchases        Sales
----        ---------------------------    ----------------------

Value                --            --     64,733,833   64,391,732
Growth               --            --     18,579,706   17,850,180
International        --            --     18,304,895   39,227,287

On July 10, 2008, Amway Investment Corp., a principal shareholder of the Trust, redeemed $22,000,000 from the Activa International Fund, via a redemption in kind which is a distribution of portfolio securities, rather than cash as payment, for a redemption of fund shares.

6.  SUBSEQUENT EVENTS

A certain class of Independent Business Owners of Amway Global received part of their Emerald profit-sharing bonus in shares of the Value Fund. On January 8, 2009, Amway Global purchased 303,223 Value Fund shares valued at $1,773,856 (based upon the net asset value of $5.85 per share) and transferred the shares to these Independent Business Owners.


32 ACTIVA Mutual Funds Annual Report

ACTIVA Notes to Financial Statements continued

On January 9, 2009, the Michigan Business Tax was amended by providing an exemption for Regulated Investment Companies. The Trust made estimated tax payments for these taxes during the year ended December 31, 2008. A refund of these taxes will be received during 2009. The net effect of eliminating these expenses is a lower expense ratio than is reported in the Financial Highlights section of the Annual Report. If these refunds had been received during the year ended December 31, 2008, the expense ratios would have been reduced.



                                            ACTIVA Mutual Funds Annual Report 33

ACTIVA Financial Highlights

                                                                                  VALUE FUND - CLASS A
                                                                  ---------------------------------------------------------
                                                                  Year          Year         Year         Year         Year
                                                                  Ended        Ended        Ended        Ended        Ended
Per share outstanding for each year                            12/31/08     12/31/07     12/31/06     12/31/05     12/31/04
                                                              ---------    ---------    ---------    ---------    ---------
Net Asset Value, Beginning of Year                                $9.35        $9.81        $8.65        $8.06        $7.06

Income from investment operations:
   Net investment income (loss)                                    0.08         0.14         0.13         0.09         0.09
   Net realized and unrealized gains (losses) on securities       (3.49)        0.09         1.49         0.59         1.00
                                                              ---------    ---------    ---------    ---------    ---------

Total income from investment operations                           (3.41)        0.23         1.62         0.68         1.09

Less Distributions:
   Dividends from net investment income                            0.08         0.14         0.13         0.09         0.09
   Dividends in excess of net investment income                      --           --           --           --           --
   Distributions from capital gains                                  --         0.55         0.33           --           --
                                                              ---------    ---------    ---------    ---------    ---------
Total Distributions                                                0.08         0.69         0.46         0.09         0.09
                                                              ---------    ---------    ---------    ---------    ---------

Net Asset Value, End of Year                                      $5.86        $9.35        $9.81        $8.65        $8.06
                                                              =========    =========    =========    =========    =========
Total Return                                                    -36.45%        2.43%       18.80%        8.47%       15.40%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year                                     $53,840,759  $88,679,133 $125,459,119 $132,596,978 $115,203,837
Ratio of expenses to average net assets                            1.5%         1.2%         1.1%         1.2%         1.2%
Ratio of net income (loss) to average net assets                   1.1%         1.4%         1.4%         1.1%         1.1%
Portfolio turnover rate                                           82.9%        51.7%        63.6%        54.4%       103.8%

        VALUE FUND - CLASS R                                                       GROWTH FUND
-------------------------------------------------------------             ---------------------------------------------------------
      YEAR        YEAR         YEAR           YEAR         YEAR             YEAR         YEAR         YEAR         YEAR        YEAR
     ENDED       ENDED        ENDED          ENDED        ENDED            ENDED        ENDED        ENDED        ENDED       ENDED
  12/31/08    12/31/07     12/31/06       12/31/05     12/31/04         12/31/08     12/31/07     12/31/06     12/31/05    12/31/04
----------  ----------  -----------     ----------  -----------       ----------   ----------   ----------   ----------  ----------

     $9.41       $9.86        $8.69          $8.10        $7.09            $9.03        $7.65        $7.37        $6.96       $6.35

      0.09        0.15         0.14           0.10         0.08               --           --           --           --          --
     (3.52)       0.10         1.50           0.59         1.01            (3.36)        1.38         0.28         0.41        0.61
----------  ----------  -----------     ----------  -----------       ----------   ----------   ----------   ----------  ----------
     (3.43)       0.25         1.64           0.69         1.09            (3.36)        1.38         0.28         0.41        0.61

      0.09        0.15         0.14           0.10         0.08               --           --           --           --          --
        --          --           --             --           --               --           --           --           --          --
        --        0.55         0.33             --           --               --           --           --           --          --
----------  ----------  -----------     ----------  -----------       ----------   ----------   ----------   ----------  ----------
      0.09        0.70         0.47           0.10         0.08               --           --           --           --          --
----------  ----------  -----------     ----------  -----------       ----------   ----------   ----------   ----------  ----------

     $5.89       $9.41        $9.86          $8.69        $8.10            $5.67        $9.03        $7.65        $7.37       $6.96
==========  ==========  ===========     ==========  ===========       ==========   ==========   ==========   ==========  ==========

   -36.38%       2.59%       18.89%          8.52%       15.44%          -37.21%       18.04%        3.80%        5.89%       9.61%


$3,658,401  $5,421,569   $4,956,094     $4,263,646   $3,528,806      $18,456,591  $29,243,601  $24,786,841  $24,168,127 $32,921,270
      1.4%        1.1%         1.1%           1.1%         1.2%             1.6%         1.4%         1.4%         1.4%        1.3%
      1.3%        1.4%         1.4%           1.2%         1.4%            -0.4%        -0.2%        -0.4%        -0.4%        0.0%
     82.9%       51.7%        63.6%          54.4%       103.8%            71.1%        98.8%       105.9%        79.0%       87.4%

                                               ACTIVA Mutual Funds Annual Report
                                                                spread 34 and 35

ACTIVA Financial Highlights CONTINUED

                                                                                   INTERNATIONAL FUND
                                                              -------------------------------------------------------------
                                                                   YEAR         YEAR         YEAR         YEAR         YEAR
                                                                  ENDED        ENDED        ENDED        ENDED        ENDED
Per share outstanding for each year                            12/31/08     12/31/07     12/31/06     12/31/05     12/31/04
                                                              ---------    ---------    ---------    ---------    ---------
Net Asset Value, Beginning of Year                                $9.71        $9.95        $9.12        $8.08        $7.10

Income from investment operations:
   Net investment income (loss)                                    0.06         0.09         0.14         0.06         0.01
   Net realized and unrealized gains (losses) on securities       (3.08)        0.98         1.68         1.04         0.97
                                                              ---------    ---------    ---------    ---------    ---------
Total income from investment operations                           (3.02)        1.07         1.82         1.10         0.98

Less Distributions:
   Dividends from net investment income                            0.06         0.09         0.14         0.06           --
   Dividends in excess of net investment income                      --           --           --           --           --
   Distributions from capital gains                                1.56         1.22         0.85           --           --
                                                              ---------    ---------    ---------    ---------    ---------
Total Distributions                                                1.62         1.31         0.99         0.06           --
                                                              ---------    ---------    ---------    ---------    ---------

Net Asset Value, End of Year                                      $5.07        $9.71        $9.95        $9.12        $8.08
                                                              =========    =========    =========    =========    =========

Total Return                                                    -30.50%       11.06%       20.02%       13.58%       13.80%

Ratios and Supplemental Data
Net assets, end of year                                     $16,786,194  $47,619,384  $42,706,931  $35,528,611  $33,327,770
Ratio of expenses to average net assets                            1.8%         1.4%         1.4%         1.6%         1.7%
Ratio of net income (loss) to average net assets                   0.7%         0.8%         1.6%         1.1%         0.2%
Portfolio turnover rate                                           57.6%        50.1%        48.4%       178.3%       199.6%

36 ACTIVA Mutual Funds Annual Report

ACTIVA Independent Auditors' Report

To the Shareholders and Board of Trustees
Activa Mutual Fund Trust
Grand Rapids, Michigan

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Activa Mutual Fund Trust (comprising, respectively, Value, Growth, and International Funds) (the Trust) as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the financial statements, the Activa Intermediate Bond Fund was terminated on July 18, 2008.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds comprising Activa Mutual Fund Trust, as of December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO SEIDMAN, LLP

Grand Rapids, Michigan
February 17, 2009



                                            ACTIVA Mutual Funds Annual Report 37

Logo: ACTIVA Mutual Funds

Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(800) 346-2670
WWW.ACTIVAFUNDS.COM


                                                               Printed in U.S.A.

ITEM 2. CODE OF ETHICS.
----------------------

The Code of Ethics adopted by the Board of Trustees for registrants senior executive and financial officers is incorporated by reference to this Form NCSR as an exhibit filed with Form NCSR on March 7, 2007. This code applies to the principal executive officer and principal financial officer. Activa Mutual Fund Trust hereby undertakes to provide to any person without charge, upon request, a copy of such Code of Ethics. The request can be made in writing addressed to the Fund's address as identified on this Form N-CSR or by telephone at 800-346-2670.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The Audit Committee of the Board of Trustees of Activa Mutual Fund Trust is composed of three of the Fund's Trustees who are not affiliated with the Fund's Investment Adviser. All members are independent. All members have accounting or related financial management experience.

The Trustees have not determined that any of the members of the Audit Committee meet the technical requirements of the definition of "Audit Committee Financial Expert." The Trustees believe that there are several reasons why it is not necessary to have an Audit Committee Financial Expert as a member of the Committee. Those reasons include the fact that financial statements of mutual funds are less complex than those of operating companies; the financial statements do not involve accounting issues such as those that led to the Sarbanes-Oxley reform; the Funds have not had any problems with its previous financial statements; the Audit Committee has sufficient financial and accounting experience to satisfy the objectives of the Sarbanes-Oxley Act with respect to overseeing the financial statements, the audit process, and internal controls; and the Audit Committee can hire financial experts to assist it from time to time if circumstances so warrant.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
----------------------------------------------

The following Schedule A summarizes the principal accountant's fees and services provided to the registrant and the non-audit fees and services provided to the investment adviser or any affiliated entity by BDO Seidman LLP for the last two fiscal years. Schedule B is the Pre-Approval Policies and Procedures for the Registrant. The Audit Committee has determined that the services rendered to the Fund's Adviser and to Activa Management Services, who controls the Investment Adviser, are consistent with maintaining the principal accountant's independence.

SCHEDULE A

ACTIVA MUTUAL FUND TRUST
FORM N-CSR PRINCIPAL ACCOUNTANT'S FEES AND SERVICES

                            2008                       2007
                 -------------------------   -----------------------
                                Investment                Investment
                    Fund        Adviser         Fund      Adviser      Aggregate
                 -------------------------   -----------------------  ----------
Audit             $ 103,811           $ -     $ 77,486          $ -    $181,297

Audit-related         4,050 (1)         -        7,050 (1)        -      11,100

Tax                  51,094 (2)         -       31,350 (3)        -      82,444

                 -------------------------   -----------------------  ----------
Total             $ 158,955           $ -    $ 115,886          $ -    $274,841
                 =========================   =======================  ==========

(1) Fees billed for anti-money laundering procedures; read and provide comments on June 30th Form N-SAR.

(2) Fees billed for services rendered in connection with preparation of individual fund tax returns, review of wash sale analysis, preparation of dividend received deduction, review of board minutes for IRC compliance; research related to redemption-in-kind transactions; research regarding implementation of FIN 48; research related to effect of the new Michigan Business Tax; and consulting services related to the liquidation of the Intermediate Bond Fund.

(3) Fees billed for services rendered in connection with preparation of individual fund tax returns, review of wash sale analysis, preparation of dividend received deduction, review of board minutes for IRC compliance; research related to redemption-in-kind transactions; research regarding implementation of FIN 48; research related to effect of the new Michigan Business Tax; and consulting activities related to foreign income sourcing.

SCHEDULE B

                            ACTIVA MUTUAL FUND TRUST
              PRE-APPROVAL POLICY FOR AUDIT AND NON-AUDIT SERVICES

I.   STATEMENT OF PRINCIPLES

     Under the Sarbanes-Oxley Act of 2002, the Audit Committee of the Board of Trustees is responsible for the appointment, compensation and oversight of the independent auditors. As part of that responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by its independent auditors in order to ensure that the provision of such services does not impair the auditors' independence from the Funds. Unless a type of service to be provided by the independent auditors has otherwise received pre-approval, it will require specific pre-approval by the Audit Committee.

     For pre-approvals of services, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence and whether the independent auditors should be precluded from performing any particular service, even if otherwise permitted by the SEC's independence rules. The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve such services.

     Appendix A to this Policy describes the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee, and such services will be considered approved through the next annual review. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditors to management.

II.  DELEGATION

     The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III. AUDIT SERVICES

     The annual Audit services engagement letter, which incorporates the terms and fees related to Audit, Audit-related and All Other services, as applicable, will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in scope, the Funds' structure or other matters.

     In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit services, which are those services that only the independent auditors reasonably can provide. The Audit

Committee has pre-approved the Audit services listed in Appendix A. Any other Audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV.  AUDIT-RELATED SERVICES

     Audit-related services are assurance and related services that are reasonably related to the performance of the audit of the Funds' financial statements or that are traditionally performed by the independent auditors. The Audit Committee believes that the provision of the Audit-related services does not impair the independence of the independent auditors, and has pre-approved the Audit-related services listed in Appendix A. Any other Audit-related services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

V.   TAX SERVICES

     The annual Tax services engagement letter, which incorporates the terms and fees related to Tax services, will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in scope, the Funds' structure or other matters.

     The Audit Committee believes that the independent auditors can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditors' independence. However, the Audit Committee will not permit the retention of the independent auditors in connection with a transaction initially recommended by the independent auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations. The Audit Committee has pre-approved the Tax services listed in Appendix A. Any Tax services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

VI.  ALL OTHER SERVICES

     The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services, provided to the Fund or its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds, that it believes are routine and recurring services, and would not impair the independence of the independent auditors. The Audit Committee has pre-approved the All Other services listed in Appendix A. Any permissable Other services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

     A list of the SEC's prohibited non-audit services is included in Appendix
B. The SEC's rules and relevant guidance will be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. ENGAGEMENT TERMS AND FEE ARRANGEMENTS

         Engagement terms, including fee arrangements, for all services to be provided by the independent auditors will be approved annually by the Audit Committee. Any proposed changes in terms outside the pre-approved terms will require specific pre-approval by the Audit Committee.

VIII. PROCEDURES

     Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditors and the Funds' President and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence. Procedures for notification and pre-approval of services for other domestic and international offices and other departments (e.g., tax department) of the independent auditors will be coordinated through the lead domestic audit partner.

IX.  ADDITIONAL REQUIREMENTS

     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibilities to oversee the work of the independent auditors and to ensure the auditors' independence from the Funds, such as reviewing a formal written statement from the independent auditors describing all relationships between the independent auditors and the Company, consistent with Rule 3520 of the Public Company Oversight Board, and discussing with the independent auditors its methods and procedures for ensuring independence.

APPENDIX A

The Audit Committee has considered the planned performance of the following audit and permitted non-audit services by BDO Seidman, LLP for its fiscal year ended December 31, 2008. All other services not listed below must be specifically pre-approved by the Audit Committee.

THE FOLLOWING SERVICES DO NOT INVOLVE PROHIBITED SERVICES AS ESTABLISHED BY THE SEC.

PRE-APPROVED AUDIT SERVICES

o    Audit of financial statements

o    Report on Internal Controls Required by SEC under Form N-SAR

o Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters

o Consultations by the Funds' management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under the SEC's rules, some consultations may be "audit-related" services rather than "audit" services.)

PRE-APPROVED AUDIT-RELATED SERVICES

o    Review and provide comments on Semi-Annual Shareholder Report

o Consultations by the Company's management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note:
     Under the SEC's rules, some consultations may be "audit" services rather than "audit-related" services.)

o General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act or stock exchanges

o Independent review of Anti-money laundering policies and procedures for the Funds and its adviser

PRE-APPROVED TAX SERVICES

o        U.S. federal and state, tax compliance for the Funds

          >>   Preparation of Forms 1120 RIC

          >> Review of board minutes and comment on compliance with Internal Revenue Code requirements

          >> Planning and consulting regarding review of wash sale gain/loss reports and ordinary income distribution

o    U.S. federal and state tax planning and advice for the Funds

o Consultation by the Company's management as to tax related disclosure in the Company's registration statement and other regulatory filings

Note: Tax compliance generally includes preparation of original and amended tax returns, claims for refunds and tax payment-planning services. Tax planning and tax advice include a range of services such as assistance with tax audits and appeals; tax advice related to mergers and acquisitions; tax advice and assistance regarding statutory, regulatory or administrative developments or interpretation relative to disclosures in the Company's registration statement and other regulatory filings; and requests for rulings or technical advice from taxing authorities.

PRE-APPROVED ALL OTHER SERVICES

o    None

APPENDIX B

PROHIBITED NON-AUDIT SERVICES

o Bookkeeping or other services related to the accounting records or financial statements of the audit client

o    Financial information systems design and implementation

o Appraisal or valuation services, fairness opinions or contribution-in-kind reports

o    Actuarial services

o    Internal audit outsourcing services

o    Management functions

o    Human resources

o    Broker-dealer, investment advisor or investment banking services

o    Legal services

o    Expert services unrelated to the audit

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Included as part of the shareholder report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
--------------------------------------------------------------------------

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
--------------------------------------------------------------------------

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
-------------------------------------------------------------

The Nominating Committee will consider nominees recommended by shareholders. Recommendations by shareholders can be made in writing to the Fund.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

     (a) The registrant's principal executive and principal financial officer, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS
-----------------

     (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

          (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:
     Incorporated by reference to this Form NCSR as an exhibit filed with Form NCSR on March 7, 2007.

          (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: Ex-99.CERT Attached hereto.

          (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

     (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Ex-99.906 CERT Attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Activa Mutual Fund Trust
            -----------------------------------------------------------

By (Signature and Title)* /s/ Allan D. Engel
                         ----------------------------------------------
                          Allan D. Engel
                          President, Principal Executive Officer and
                          Principal Financial Officer

Date March 5, 2009
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Allan D. Engel
                         ----------------------------------------------
                          Allan D. Engel
                          President, Principal Executive Officer and
                          Principal Financial Officer

Date March 5, 2009
    -------------------------------------------------------------------

By (Signature and Title)*
                         ----------------------------------------------


Date
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.